UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23211

PIMCO Flexible Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street , NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2025

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may experience losses as a result of movements in interest rates.

Changing interest rates may have unpredictable effects on markets, which may detract from Fund performance. The interest rate environment has fluctuated in recent years, moving from historically low interest rates in 2020 and 2021 to high interest rates in 2022 and 2023 as a result of the U.S. Federal Reserve (the “Fed”) raising interest rates multiple times in efforts to combat inflation. Starting in late 2024 and again in 2025, the Fed lowered interest rates. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that provided material aid to Russia’s aggression against Ukraine have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures, including the United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian

2	PIMCO INTERVAL FUNDS

government’s response, have had and may continue to have an adverse effect on the Russian, Belarusian and other securities, instruments and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of a Fund and its investments.

Increased volatility in the U.S. and global markets could be harmful to the Funds, issuers in which they invest and other market participants and Fund service providers. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from volatility in the banking sector and accompanying market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by a Fund (each, a

SEMIANNUAL REPORT	DECEMBER 31, 2025	3

Important Information About the Funds (Cont.)

“Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that a Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect

4	PIMCO INTERVAL FUNDS

to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113. In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule.

SEMIANNUAL REPORT	DECEMBER 31, 2025	5

Important Information About the Funds (Cont.)

Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

6	PIMCO INTERVAL FUNDS

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SEMIANNUAL REPORT	DECEMBER 31, 2025	7

PIMCO Flexible Emerging Markets Income Fund

Cumulative Returns Through December 31, 2025

(in thousands)
$20.0
10.0
0
03/22
01/24
12/25
INSTITUTIONAL CLASS
$12,649
INDEX
$12,199

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of December 31, 2025†§

Sovereign Issues	54.0%
Corporate Bonds & Notes	27.9%
Short-Term Instruments‡	12.1%
Loan Participations and Assignments	5.3%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2025

	6 Months*	1 Year	Commencement of Operations (03/15/22)
PIMCO Flexible Emerging Markets Income Fund Institutional Class	12.36%	21.78%	7.20%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	7.56%	13.45%	5.79%

*	Cummulative Returns

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

8	PIMCO INTERVAL FUNDS

Institutional Class - EMFLX

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), was 2.31% for Institutional Class. As of December 31, 2025, the Fund’s Total Effective Leverage(1) was 22.32%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to local Turkish debt and lira contributed to absolute returns, through carry and as local Turkish debt posted positive total returns.

»	Long exposure to local Nigerian debt and naira contributed to absolute returns, through carry and as the naira appreciated versus the U.S. dollar.

»	Long exposure to external Mexican quasi-sovereign debt contributed to absolute returns, as the securities posted positive total returns.
»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Long exposure to local Chinese debt detracted from absolute returns, as local Chinese debt posted negative total returns.

SEMIANNUAL REPORT	DECEMBER 31, 2025	9

PIMCO Flexible Credit Income Fund

Cumulative Returns Through December 31, 2025

(in thousands)
$20.0
10.0
0
02/17
07/21
12/25
INSTITUTIONAL CLASS
$17,335
INDEX
$15,447

$10,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of December 31, 2025†§

Loan Participations and Assignments	30.0%
Non-Agency Mortgage-Backed Securities	18.7%
Corporate Bonds & Notes	17.5%
Asset-Backed Securities	14.9%
Short-Term Instruments‡	6.6%
Common Stocks	4.6%
Preferred Securities	3.7%
U.S. Government Agencies	2.0%
Sovereign Issues	1.2%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended December 31, 2025

	6 Months*	1 Year	5 Years	Commencement of Operations (2/22/17)**
PIMCO Flexible Credit Income Fund Institutional Class	6.27%	12.09%	6.07%	6.46%
PIMCO Flexible Credit Income Fund A-1	6.01%	11.54%	5.67%	5.89%
PIMCO Flexible Credit Income Fund A-2	6.01%	11.54%	5.54%	5.79%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	3.82%	9.38%	5.12%	5.55%
PIMCO Flexible Credit Income Fund A-3	5.88%	11.27%	5.28%	5.56%
PIMCO Flexible Credit Income Fund A-4	5.88%	11.27%	5.28%	5.65%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	3.69%	9.11%	4.86%	5.29%
ICE BofA US High Yield Index	3.78%	8.50%	4.50%	5.08%

10	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cummulative Returns

** For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

It is not possible to invest directly in an unmanaged index.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), were 4.91% for Institutional Class, 5.41% for Class A-1 shares, 5.41% for Class A-2 shares, 5.66% for Class A-3 shares and 5.66% for Class A-4 shares. As of December 31, 2025, the Fund’s Total Effective Leverage(1) was 31.60%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

SEMIANNUAL REPORT	DECEMBER 31, 2025	11

PIMCO Flexible Credit Income Fund (Cont.)

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to performance, as the securities posted positive returns.

»	Exposure to residential mortgage credit, primarily U.S. non-agency mortgage-backed securities, contributed to performance, as the securities posted positive total returns.

»	Exposure to bank loans contributed to performance, as the securities posted positive total returns.
»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Exposure to the Turkish lira detracted from performance, as the currency depreciated versus the U.S. dollar.

12	PIMCO INTERVAL FUNDS

Index Descriptions

Index*	Index Description

ICE BofA US High Yield Index	ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2025	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

07/01/2025 - 12/31/2025+	$8.75	$0.36	$0.71	$1.07	$(0.45)	$0.00	$(0.45)

06/30/2025	8.41	0.72	0.33	1.05	(0.71)	0.00	(0.71)

06/30/2024	8.19	0.68	0.20	0.88	(0.66)	0.00	(0.66)

06/30/2023	8.39	0.60	(0.03)	0.57	(0.77)	0.00	(0.77)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

07/01/2025 - 12/31/2025+	$7.11	$0.38	$0.06	$0.44	$(0.44)	$0.00	$(0.44)

06/30/2025	6.94	0.86	0.08	0.94	(0.77)	0.00	(0.77)

06/30/2024	6.81	0.73	0.16	0.89	(0.76)	0.00	(0.76)

06/30/2023	7.89	0.88	(0.85)	0.03	(1.11)	0.00	(1.11)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	(0.77)

Class A-1

07/01/2025 - 12/31/2025+	7.11	0.36	0.06	0.42	(0.42)	0.00	(0.42)

06/30/2025	6.94	0.84	0.06	0.90	(0.73)	0.00	(0.73)

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.84	(0.85)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

01/29/2021 - 06/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	(0.34)

Class A-2

07/01/2025 - 12/31/2025+	7.11	0.36	0.06	0.42	(0.42)	0.00	(0.42)

06/30/2025	6.94	0.82	0.08	0.90	(0.73)	0.00	(0.73)

06/30/2024	6.81	0.69	0.17	0.86	(0.73)	0.00	(0.73)

06/30/2023	7.89	0.85	(0.86)	(0.01)	(1.07)	0.00	(1.07)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	(0.69)

Class A-3

07/01/2025 - 12/31/2025+	7.11	0.35	0.06	0.41	(0.41)	0.00	(0.41)

06/30/2025	6.94	0.80	0.09	0.89	(0.72)	0.00	(0.72)

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.84	(0.87)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	(0.44)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.37	12.36%	$57,740	2.18	%*	2.19	%*	1.55	%*	1.56	%*	7.77	%*	44%

8.75	13.07	51,273	2.13		2.31		1.41		1.59		8.47		53

8.41	11.23	32,297	1.48		2.17		0.85		1.54		8.40		70

8.19	7.20	24,876	0.94		2.15		0.51		1.72		7.31		76

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84	*	33

$7.11	6.27%	$3,010,017	4.10	%*	4.10	%*	1.77	%*	1.77	%*	10.39	%*	10%

7.11	14.10	2,703,469	5.12	(g)	5.12	(g)	1.97	(g)	1.97	(g)	12.05		19

6.94	13.85	2,245,017	6.61		6.61		2.19		2.19		10.64		16

6.81	0.53	2,290,340	5.35		5.35		2.22		2.22		11.91		26

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73		35

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

7.11	6.01	249	4.60	*	4.60	*	2.27	*	2.27	*	9.91	*	10

7.11	13.52	140	6.45	(f)(g)	6.45	(f)(g)	2.60	(f)(g)	2.60	(f)(g)	11.90		19

6.94	13.29	9,506	7.11		7.11		2.69		2.69		10.13		16

6.81	0.03	9,321	5.85		5.85		2.72		2.72		11.39		26

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

7.11	6.01	200,699	4.60	*	4.60	*	2.27	*	2.27	*	9.89	*	10

7.11	13.52	155,406	5.62	(g)	5.62	(g)	2.47	(g)	2.47	(g)	11.55		19

6.94	13.29	114,412	7.11		7.11		2.69		2.69		10.15		16

6.81	0.03	95,806	5.91	(f)	5.91	(f)	2.72	(f)	2.72	(f)	11.49		26

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

7.11	5.88	886,213	4.85	*	4.85	*	2.52	*	2.52	*	9.63	*	10

7.11	13.25	683,400	5.87		5.87		2.72		2.72		11.31		19

6.94	13.00	490,934	7.36		7.36		2.94		2.94		9.90		16

6.81	(0.22)	444,222	6.31	(f)	6.31	(f)	2.97	(f)	2.97	(f)	11.46		26

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

SEMIANNUAL REPORT	DECEMBER 31, 2025	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

07/01/2025 - 12/31/2025+	$7.11	$0.35	$0.06	$0.41	$(0.41)	$0.00	$(0.41)

06/30/2025	6.94	0.81	0.08	0.89	(0.72)	0.00	(0.72)

06/30/2024	6.81	0.68	0.16	0.84	(0.71)	0.00	(0.71)

06/30/2023	7.89	0.78	(0.81)	(0.03)	(1.05)	0.00	(1.05)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	(0.69)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in a Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in a Fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds. Additionally, excludes applicable initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Effective April 1, 2025, the Fund has agreed to pay to PIMCO an annual fee, payable monthly, in an amount equal to the lesser of (i) 1.30% of the Fund’s average daily “total managed assets” and (ii) 1.75% of the Fund’s average daily net assets (excluding daily net assets attributable to any preferred shares of the Fund that may be outstanding). See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.11	5.88%	$77,180	4.85	%*	4.85	%*	2.52	%*	2.52	%*	9.64	%*	10%

7.11	13.25	54,458	5.80		5.80		2.70		2.70		11.39		19

6.94	13.00	29,128	7.36		7.36		2.94		2.94		9.93		16

6.81	(0.22)	26,774	5.41	(f)	5.41	(f)	2.97	(f)	2.97	(f)	10.11		26

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

SEMIANNUAL REPORT	DECEMBER 31, 2025	17

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$63,879
Investments in Affiliates	4,625

Financial Derivative Instruments
Exchange-traded or centrally cleared	26
Over the counter	542
Deposits with counterparty	1,619
Foreign currency, at value	29
Receivable for investments sold	181
Receivable for Fund shares sold	52
Interest and/or dividends receivable	1,628
Dividends receivable from Affiliates	8

Total Assets	72,589

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$13,324

Financial Derivative Instruments
Exchange-traded or centrally cleared	113
Over the counter	1,091
Payable for investments purchased	8
Payable for investments in Affiliates purchased	9
Deposits from counterparty	20
Distributions payable to common shareholders	155
Accrued management fees	74
Accrued taxes payable	6
Accrued reimbursement to PIMCO	3
Foreign capital gains tax payable	46

Total Liabilities	14,849

Commitments and Contingent Liabilities^

Net Assets	$57,740

Net Assets Consist of:

Par value^^	$0
Paid in capital in excess of par	56,369
Distributable earnings (accumulated loss)	1,371

Net Assets	$57,740

Net Assets:

Institutional Class	$57,740

Common Shares Outstanding:

Institutional Class	6,160

Net Asset Value Per Common Share(a):

Institutional Class	$9.37
Cost of investments in securities	$60,813
Cost of investments in Affiliates	$4,625
Cost of foreign currency held	$30
Cost or premiums of financial derivative instruments, net	$(1,209)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$5,561,286
Investments in Affiliates	561,499

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,574
Over the counter	2,244
Cash	21,732
Deposits with counterparty	83,027
Foreign currency, at value	9,164
Receivable for investments sold	32,721
Receivable for Fund shares sold	32,711
Interest and/or dividends receivable	59,514
Dividends receivable from Affiliates	1,269
Other assets	778

Total Assets	6,367,519

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,852,599

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,561
Over the counter	17,695
Payable for investments purchased	143,558
Payable for investments in Affiliates purchased	1,346
Payable for investments purchased on a delayed-delivery basis	93,920
Payable for unfunded loan commitments	41,959
Deposits from counterparty	12,622
Payable for Fund shares redeemed	346
Distributions payable to common shareholders	19,412
Accrued management fees	6,300
Accrued servicing fees	702
Foreign capital gains tax payable	44
Other liabilities	97

Total Liabilities	2,193,161

Commitments and Contingent Liabilities^

Net Assets	$4,174,358

Net Assets Consist of:

Par value^^	$6
Paid in capital in excess of par	5,090,157
Distributable earnings (accumulated loss)	(915,805)

Net Assets	$4,174,358

SEMIANNUAL REPORT	DECEMBER 31, 2025	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (cont.)

Net Assets:

Institutional Class	$3,010,017
Class A-1	249
Class A-2	200,699
Class A-3	886,213
Class A-4	77,180

Shares Issued and Outstanding:

Institutional Class	423,643
Class A-1	35
Class A-2	28,247
Class A-3	124,727
Class A-4	10,863

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.11
Class A-1	7.11
Class A-2	7.11
Class A-3	7.11
Class A-4	7.11
Cost of investments in securities	$6,048,071
Cost of investments in Affiliates	$563,957
Cost of foreign currency held	$9,567
Cost or premiums of financial derivative instruments, net	$49,620

* Includes repurchase agreements of:	$15,100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Operations PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2025 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,674
Dividends	8
Dividends from Investments in Affiliates	66
Total Income	2,748

Expenses:

Management fees	409
Trustee fees and related expenses	2
Interest expense	174
Miscellaneous expense	21
Total Expenses	606
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	604

Net Investment Income (Loss)	2,144

Net Realized Gain (Loss):

Investments in securities	1,860
Investments in Affiliates	2
Exchange-traded or centrally cleared financial derivative instruments	(11)
Over the counter financial derivative instruments	66
Foreign currency	58

Net Realized Gain (Loss)	1,975

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities, net of foreign capital gains tax**	1,745
Exchange-traded or centrally cleared financial derivative instruments	(132)
Over the counter financial derivative instruments	613
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	2,227

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,346

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,346

* Foreign tax withholdings	$53

** Foreign capital gains tax	$(6)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2025	21

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2025 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$261,863
Dividends	7,696
Dividends from Investments in Affiliates	9,998
Miscellaneous income	5,132
Total Income	284,689

Expenses:

Management fees	34,389
Distribution and/or servicing fees - Class A-2	446
Distribution and/or servicing fees - Class A-3	2,967
Distribution and/or servicing fees - Class A-4	250
Trustee fees and related expenses	112
Interest expense	45,768
Loan expense	27
Miscellaneous expense	184
Total Expenses	84,143

Net Investment Income (Loss)	200,546

Net Realized Gain (Loss):

Investments in securities	(43,892)
Investments in Affiliates	(9)
Exchange-traded or centrally cleared financial derivative instruments	2,052
Over the counter financial derivative instruments	1,981
Foreign currency	842

Net Realized Gain (Loss)	(39,026)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	45,488
Investments in Affiliates	5,816
Exchange-traded or centrally cleared financial derivative instruments	5,641
Over the counter financial derivative instruments	11,575
Foreign currency assets and liabilities	(506)

Net Change in Unrealized Appreciation (Depreciation)	68,014

Net Increase (Decrease) in Net Assets Resulting from Operations	$229,534

* Foreign tax withholdings	$142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2025 (Unaudited)	Year Ended June 30, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,144	$3,837
Net realized gain (loss)	1,975	(229)
Net change in unrealized appreciation (depreciation)	2,227	1,926

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	6,346	5,534

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(2,668)	(3,802)

Total Distributions to Common Shareholders(a)	(2,668)	(3,802)

Common Share Transactions*:

Receipts for shares sold	2,469	15,277
Issued as reinvestment of distributions	1,520	2,273
Cost of shares repurchased	(1,200)	(306)
Net increase (decrease) resulting from common share transactions	2,789	17,244

Total Increase (Decrease) in Net Assets	6,467	18,976

Net Assets:

Beginning of period	51,273	32,297
End of period	$57,740	$51,273

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distribution is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2025	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2025 (Unaudited)	Year Ended June 30, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$200,546	$379,543
Net realized gain (loss)	(39,026)	(45,901)
Net change in unrealized appreciation (depreciation)	68,014	77,236

Net Increase (Decrease) in Net Assets Resulting from Operations	229,534	410,878

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(175,834)	(266,059)
Class A-1	(11)	(206)
Class A-2	(10,563)	(13,681)
Class A-3	(45,684)	(56,596)
Class A-4	(3,886)	(3,900)

Total Distributions to Common Shareholders(a)	(235,978)	(340,442)

Common Share Transactions*:

Receipts for shares sold	750,113	893,861
Issued as reinvestment of distributions	104,446	143,914
Cost of shares repurchased	(270,630)	(400,335)
Net increase (decrease) resulting from common share transactions	583,929	637,440

Total Increase (Decrease) in Net Assets	577,485	707,876

Net Assets:

Beginning of period	3,596,873	2,888,997
End of period	$4,174,358	$3,596,873

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2025 (Unaudited)

(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,346

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for)

Operating Activities:
Purchases of long-term securities	(28,750)
Proceeds from sales of long-term securities	25,953
(Purchases) Proceeds from sales of short-term portfolio investments, net	(2,245)
(Increase) decrease in deposits with counterparty	(949)
(Increase) decrease in receivable for investments sold	9
(Increase) decrease in interest and/or dividends receivable	(412)
(Increase) decrease in dividends receivable from Affiliates	2
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(12)
Proceeds from (Payments on) over the counter financial derivative instruments	319
Increase (decrease) in payable for investments purchased	(966)
Increase (decrease) in deposits from counterparty	20
Increase (decrease) in accrued management fees	14
Proceeds from (Payments on) foreign currency transactions	54
Increase (decrease) in foreign capital gains tax payable	25
Net Realized (Gain) Loss
Investments in securities	(1,860)
Investments in Affiliates	(2)
Exchange-traded or centrally cleared financial derivative instruments	11
Over the counter financial derivative instruments	(66)
Foreign currency	(58)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,745)
Exchange-traded or centrally cleared financial derivative instruments	132
Over the counter financial derivative instruments	(613)
Foreign currency assets and liabilities	(1)
Net amortization (accretion) on investments	(713)
Net Cash Provided by (Used for) Operating Activities	(5,507)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	2,430
Payments on shares repurchased	(1,200)
Cash distributions paid*	(1,138)
Proceeds from reverse repurchase agreements	33,001
Payments on reverse repurchase agreements	(27,676)
Proceeds from sale-buyback transactions	383
Payments on sale-buyback transactions	(383)
Net Cash Received from (Used for) Financing Activities	5,417

Net Increase (Decrease) in Cash and Foreign Currency	(90)

Cash and Foreign Currency:

Beginning of period	119
End of period	$29
* Reinvestment of distributions	$1,520

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$253

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2025	25

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2025 (Unaudited)

(Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$229,534

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for)

Operating Activities:
Purchases of long-term securities	(1,472,998)
Proceeds from sales of long-term securities	744,109
(Purchases) Proceeds from sales of short-term portfolio investments, net	13,160
(Increase) decrease in deposits with counterparty	(14,675)
(Increase) decrease in receivable for investments sold	71,500
(Increase) decrease in interest and/or dividends receivable	(9,173)
(Increase) decrease in dividends receivable from Affiliates	(116)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	9,437
Proceeds from (Payments on) over the counter financial derivative instruments	3,735
(Increase) decrease in other assets	(778)
Increase (decrease) in payable for investments purchased	158,023
Increase (decrease) in deposits from counterparty	270
Increase (decrease) in accrued management fees	1,430
Increase (decrease) in accrued servicing fees	221
Proceeds from (Payments on) foreign currency transactions	(1,502)
Increase (decrease) in foreign capital gains tax payable	16
Increase (decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	43,892
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	(2,052)
Over the counter financial derivative instruments	(1,981)
Foreign currency	(842)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(45,488)
Investments in Affiliates	(5,816)
Exchange-traded or centrally cleared financial derivative instruments	(5,641)
Over the counter financial derivative instruments	(11,575)
Foreign currency assets and liabilities	506
Net amortization (accretion) on investments	(46,338)
Net Cash Provided by (Used for) Operating Activities	(343,134)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	752,239

Payments on shares repurchased	(271,833)

Cash distributions paid*	(127,451)

Proceeds from reverse repurchase agreements	6,702,064

Payments on reverse repurchase agreements	(6,705,089)

Net Cash Received from (Used for) Financing Activities	349,930
Net Increase (Decrease) in Cash and Foreign Currency	$6,796

Cash and Foreign Currency:

Beginning of period	24,100
End of period	$30,896

* Reinvestment of distributions	$104,446

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$49,551
Non-Cash Payment In-Kind	$20,296

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

(Unaudited)

December 31, 2025

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.3%

Oi SA
TBD% - 19.000% due 12/30/2050 «~		$714	$8

Panama Government International Bonds
3.837% - 9.716% (EUR006M + 1.750%) due 03/05/2027 «~	EUR	500	589

Republic of Cote d’Ivoire
4.916% - 9.488% (EUR006M + 2.850%) due 03/18/2026 «~		200	235
5.153% - 9.488% (EUR006M + 3.050%) due 03/09/2026 «~		300	352

Republic of Kenya Government International Bonds
9.186% (PRIME + 5.400%) due 04/05/2028 «~		$333	330

Republic of Senegal Ministry of Finance & Budget
7.944% (EUR006M + 5.800%) due 12/22/2028 «~	EUR	450	370

SOCAR Turkey Enerji AS
5.535% (EUR006M + 3.450%) due 08/11/2026 «~		300	353

Transnet SOC Ltd.
11.125% due 03/02/2028 «~	ZAR	3,143	190

Turkiye Government International Bonds
8.315% (EUR006M + 6.210%) due 04/27/2031 «~	EUR	300	394

Turkiye Vakiflar Bankasi TAO
5.100% - 9.488% (EUR003M + 3.000%) due 12/15/2028 «~		300	354

United Republic of Tanzania
9.620% due 04/26/2028 «~		$278	277

VEON Amsterdam BV
8.206% (TSFR3M + 4.250%) due 03/25/2027 «~		200	200

Total Loan Participations and Assignments (Cost $3,874)			3,652

CORPORATE BONDS & NOTES 33.1%

BANKING & FINANCE 13.1%

Africa Finance Corp.
2.875% due 04/28/2028		200	193

Banco do Brasil SA
8.500% due 07/29/2026	MXN	3,000	168

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bangkok Bank PCL
5.082% due 11/26/2035 (i)		$300	$300

Banque Ouest Africaine de Developpement
6.250% due 10/14/2040	EUR	200	230

BOI Finance BV
7.500% due 02/16/2027		750	909

CIMA Finance DAC
2.950% due 09/05/2029		$253	239

Credicorp Capital Sociedad Titulizadora SA
9.700% due 03/05/2045	PEN	1,000	315
10.100% due 12/15/2043		1,900	615

DAE Sukuk Difc Ltd.
4.500% due 10/16/2030 (i)		$300	297

Gaci First Investment Co.
5.375% due 01/29/2054		300	277

ICBC Standard Bank PLC
20.000% due 09/18/2029 «	UZS	3,652,000	307
20.000% due 12/13/2029 «		2,529,000	210

IIFL Finance Ltd.
8.750% due 07/24/2028		$200	206

Interoceanica V Finance Ltd.
0.000% due 05/15/2030 (c)		190	160

Muthoot Finance Ltd.
6.375% due 04/23/2029		400	406

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (c)		1,000	772

Peru Payroll Deduction Finance Ltd.
0.000% due 11/01/2029 «(c)		348	310

PRIO Luxembourg Holding SARL
6.750% due 10/15/2030		200	195

SOCAR Turkey Enerji AS via Steas Funding 1 DAC
7.230% due 03/17/2026		700	701

Uzbek Industrial & Construction Bank ATB
8.950% due 07/24/2029		200	215
21.000% due 07/24/2027	UZS	2,500,000	223

VB DPR Finance Co.
6.833% due 03/15/2035 «(h)		$300	322

			7,570

INDUSTRIALS 13.9%

Beignet Investor LLC
6.581% due 05/30/2049 (i)		940	994

CSN Resources SA
4.625% due 06/10/2031		200	154

Czechoslovak Group AS
5.250% due 01/10/2031	EUR	100	122

Ecopetrol SA
5.875% due 05/28/2045		$1,200	894

Fortune Star BVI Ltd.
3.950% due 10/02/2026	EUR	400	469

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	27

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IRB Infrastructure Developers Ltd.
7.110% due 03/11/2032		$200	$207

Metalsa SAPI de CV
3.750% due 05/04/2031		300	261

Petroleos de Venezuela SA
9.750% due 05/17/2035 ^(a)		600	156

Petroleos del Peru SA
4.750% due 06/19/2032		300	221
5.625% due 06/19/2047		400	254

Petroleos Mexicanos
6.375% due 01/23/2045		900	728
6.950% due 01/28/2060 (i)		1,200	978

Saudi Arabian Oil Co.
6.375% due 06/02/2055 (i)		500	523

Turkcell Iletisim Hizmetleri AS
7.450% due 01/24/2030		200	211

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		253	250

Uzbekneftegaz JSC
4.750% due 11/16/2028		300	289

Vale SA
0.000% due 12/29/2049 ~(f)	BRL	14,500	1,085

Vedanta Resources Finance II PLC
9.125% due 10/15/2032		$200	202

			7,998

UTILITIES 6.1%

Chile Electricity Lux MPC II SARL
5.672% due 10/20/2035		485	505

Eskom Holdings
6.350% due 08/10/2028		200	208

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		1,053	1,100

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		492	488

Peru LNG SRL
5.375% due 03/22/2030		150	145

Poinsettia Finance Ltd. SARL
6.625% due 06/17/2031 (i)		649	638

Tierra Mojada Luxembourg II SARL
5.750% due 12/01/2040 (i)		476	468

			3,552

Total Corporate Bonds & Notes (Cost $18,448)			19,120

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Bonds
1.750% due 08/15/2041		100	68
4.875% due 08/15/2045		30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
4.250% due 08/15/2035 (l)		$40	$40

Total U.S. Treasury Obligations (Cost $144)			138

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Stratton BTL Mortgage Funding PLC
4.661% due 01/20/2054 •	GBP	28	38

Total Non-Agency Mortgage-Backed Securities (Cost $37)			38

ASSET-BACKED SECURITIES 0.4%

OTHER ABS 0.4%

IFC Emerging Markets Securitization Ltd.
5.454% due 12/31/2035 •		$250	250

Total Asset-Backed Securities (Cost $250)			250

SOVEREIGN ISSUES 64.1%

Angola Government International Bonds
8.750% due 04/14/2032		200	195

Argentina Republic Government International Bonds
0.750% due 07/09/2030 þ(i)		320	273
3.500% due 07/09/2041 þ(i)		600	416
4.125% due 07/09/2035 þ(i)		800	597
5.000% due 01/09/2038 þ(i)		400	312

Bank Gospodarstwa Krajowego
6.250% due 07/09/2054		200	208

Bogota Distrito Capital
13.140% due 11/05/2035	COP	1,102,000	292

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2026 (c)	BRL	7,900	1,395

China Government International Bonds
3.625% due 11/13/2028		$200	202
3.750% due 11/13/2030		200	202

Colombia Government International Bonds
3.000% due 01/30/2030		200	180
4.500% due 11/26/2030	EUR	100	115
5.625% due 02/26/2044 (i)		$300	244
5.750% due 11/26/2034	EUR	100	114
6.500% due 11/26/2038		100	114
7.500% due 02/02/2034		$200	209

Colombia TES
2.250% due 04/18/2029 (e)	COP	555,984	130
11.000% due 08/22/2029		8,902,500	2,228
11.750% due 01/24/2035		6,505,000	1,604
12.750% due 11/28/2040		6,894,100	1,790
13.250% due 02/09/2033		5,967,700	1,601

Costa Rica Government International Bonds
5.500% due 11/21/2030	EUR	500	603

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Development Bank of Kazakhstan JSC
10.950% due 05/06/2026	KZT	128,000	$248
18.400% due 10/16/2028		281,000	576

Dominican Republic International Bonds
5.875% due 10/28/2035		$200	201
10.500% due 03/15/2037 (i)	DOP	239,600	4,086
11.250% due 09/15/2035		17,100	302
13.625% due 02/03/2033		11,800	227

Eagle Funding Luxco SARL
5.500% due 08/17/2030		$800	816

Ecuador Government International Bonds
0.000% due 07/31/2030 (c)		700	600
6.900% due 07/31/2035 þ		400	354

Egypt Government Bonds
21.954% due 03/04/2028	EGP	46,200	970

Finance Department Government of Sharjah
4.000% due 07/28/2050		$600	405

Guatemala Government Bonds
6.875% due 08/15/2055		200	214

Hazine Mustesarligi Varlik Kiralama AS
6.750% due 09/01/2030		200	210

Ivory Coast Government International Bonds
6.625% due 03/22/2048	EUR	900	959
7.625% due 01/30/2033		$200	217
8.075% due 04/01/2036		200	216

Jordan Government International Bonds
7.375% due 10/10/2047		300	302

KSA Ijarah Sukuk Ltd.
4.875% due 09/09/2035 (i)		300	301

Kuwait International Government Bonds
4.652% due 10/09/2035 (i)		500	501

Mexico Government International Bonds
5.125% due 03/19/2038	EUR	100	117

Mongolia Government International Bonds
3.500% due 07/07/2027		$300	292

Nigeria Government International Bonds
8.631% due 01/13/2036		200	215

Pakistan Government International Bonds
7.375% due 04/08/2031		200	199

Panama Government International Bonds
4.500% due 05/15/2047 (i)		400	318
4.500% due 04/01/2056 (i)		800	602

Paraguay Government International Bonds
8.500% due 03/04/2035	PYG	2,970,000	431

Peru Government Bonds
5.400% due 08/12/2034	PEN	400	119
6.150% due 08/12/2032		1,100	353
6.850% due 08/12/2035		2,400	770
7.300% due 08/12/2033		1,300	441

Peru Government International Bonds
6.900% due 08/12/2037		200	62
6.950% due 08/12/2031		480	159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provincia de Buenos Aires/Government Bonds
6.625% due 09/01/2037 þ		$184	$141

Republic of Angola Via Avenir Issuer II Ireland DAC
6.927% due 02/19/2027		300	292

Republic of Cameroon International Bonds
5.950% due 07/07/2032 (i)	EUR	500	497

Republic of Ghana Government Bonds
8.350% due 02/16/2027	GHS	41	4
8.650% due 02/13/2029		479	39
8.800% due 02/12/2030		2,000	154
8.950% due 02/11/2031		1,834	136

Republic of Kenya Government International Bonds
7.875% due 10/09/2033		$200	200
8.800% due 10/09/2038		200	203
9.500% due 03/05/2036		200	214

Republic of South Africa Government Bonds
8.250% due 03/31/2032	ZAR	3,300	204
8.875% due 02/28/2035		21,400	1,349

Republic of South Africa Government International Bonds
7.250% due 12/11/2055		$200	199

Republic of Uganda Government Bonds
15.800% due 06/23/2039	UGX	668,600	168

Romania Government International Bonds
2.000% due 04/14/2033 (i)	EUR	700	669
4.000% due 02/14/2051 (i)		$400	275
5.250% due 05/30/2032 (i)	EUR	100	120
5.375% due 06/07/2033		200	238
5.625% due 05/30/2037 (i)		100	115
6.375% due 09/18/2033 (i)		200	252
6.500% due 10/07/2045		200	234
6.500% due 10/07/2045 (i)		750	878

Senegal Government International Bonds
6.750% due 03/13/2048		$200	108

Serbia International Bonds
2.050% due 09/23/2036	EUR	200	183

Sri Lanka Government International Bonds
3.600% due 06/15/2035 þ		$55	42
3.600% due 05/15/2036 þ		38	35
3.600% due 02/15/2038 þ		76	70

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(d)		250	149
0.000% due 02/01/2034 þ(d)		366	174
0.000% due 02/01/2035 þ(d)(i)		250	142
0.000% due 02/01/2036 þ(d)(i)		250	142

Venezuela Government International Bonds
9.250% due 09/15/2027 ^(a)		700	234
12.750% due 08/23/2032 ^(a)		800	253

Zambia Government International Bonds
0.500% due 12/31/2053		150	105

Total Sovereign Issues (Cost $34,545)			37,025

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	29

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

		SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.4%

MUTUAL FUNDS 1.0%

State Street Institutional U.S. Government Money Market Fund, Premier Class
3.850% (g)		564,995	$565

		PRINCIPAL AMOUNT (000S)
NIGERIA TREASURY BILLS 4.1%
29.511% due 02/17/2026 - 06/12/2026 (b)(c)	NGN	3,680,662	2,352

U.S. TREASURY BILLS 1.3%
3.790% due 01/27/2026 - 03/31/2026 (b)(c)(l)		$745	739

Total Short-Term Instruments (Cost $3,515)			3,656

Total Investments in Securities (Cost $60,813)			63,879

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%

PIMCO Short-Term Floating NAV Portfolio III	474,818	$4,625

Total Short-Term Instruments (Cost $4,625)		4,625

Total Investments in Affiliates (Cost $4,625)		4,625

Total Investments 118.6% (Cost $65,438)		$68,504

Financial Derivative Instruments (j)(k) (1.1)% (Cost or Premiums, net $(1,209))		(636)

Other Assets and Liabilities, net (17.5)%		(10,128)

Net Assets 100.0%		$57,740

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)	Principal amount of security is adjusted for inflation.

(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)	Coupon represents a 7-Day Yield.

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

(h) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
VB DPR Finance Co.	6.833%	03/15/2035	01/31/2025	$300	$322	0.56%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	3.900%	12/23/2025	TBD	(2)		$(953)	$(954)
MBC	2.150	12/23/2025	TBD	(2)	EUR	(686)	(807)
	3.950	12/23/2025	TBD	(2)		$(463)	(463)
MEI	3.950	12/23/2025	TBD	(2)		(488)	(489)
MYI	2.250	12/23/2025	TBD	(2)	EUR	(405)	(477)
	3.500	12/12/2025	TBD	(2)		$(602)	(603)
	3.950	12/23/2025	TBD	(2)		(825)	(825)
	4.000	12/23/2025	TBD	(2)		(213)	(213)
	4.150	12/23/2025	TBD	(2)		(1,293)	(1,293)
	4.250	12/23/2025	TBD	(2)		(229)	(229)
SCX	2.100	06/11/2025	TBD	(2)	EUR	(440)	(523)
	4.100	12/12/2025	TBD	(2)		$(3,447)	(3,455)
SOG	2.050	06/11/2025	TBD	(2)	EUR	(463)	(550)
	3.990	12/12/2025	TBD	(2)		$(843)	(845)
	4.030	12/23/2025	TBD	(2)		(557)	(558)
	4.370	10/08/2025	01/08/2026			(446)	(450)
TDM	3.970	12/12/2025	TBD	(2)		(589)	(590)

Total Reverse Repurchase Agreements							$(13,324)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2025:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(954)	$0	$(954)	$997	$43
MBC	0	(1,270)	0	(1,270)	1,246	(24)
MEI	0	(489)	0	(489)	524	35
MYI	0	(3,640)	0	(3,640)	4,047	407
SCX	0	(3,978)	0	(3,978)	4,574	596
SOG	0	(2,403)	0	(2,403)	2,538	135
TDM	0	(590)	0	(590)	638	48

Total Borrowings and Other Financing Transactions	$0	$(13,324)	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	31

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(450)	$0	$(6,599)	$(7,049)
Non-Agency Mortgage-Backed Securities	0	0	0	(477)	(477)
Sovereign Issues	0	0	0	(5,798)	(5,798)

Total Borrowings	$0	$(450)	$0	$(12,874)	$(13,324)

Payable for reverse repurchase agreements					$(13,324)

(i)	Securities with an aggregate market value of $14,564 have been pledged as collateral under the terms of the above master agreements as of December 31, 2025.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2025 was $(7,923) at a weighted average interest rate of 4.105%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl March Futures	03/2026	1	$(137)	$1	$0	$0
Euro-Bund March Futures	03/2026	3	(450)	6	1	0
U.S. Treasury 5-Year Note March Futures	03/2026	7	(765)	0	1	0

Total Futures Contracts				$7	$2	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.250%	Annual	06/18/2029	$	100	$(2)	$1	$(1)	$0	$0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	03/19/2030		5,200	(257)	119	(138)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2030		400	5	0	5	0	(1)

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.750%	Annual	12/17/2030	$	18,100	$298	$(61)	$237	$0	$(29)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		900	3	(2)	1	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2032		4,000	(53)	(42)	(95)	0	(8)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2034		200	(9)	1	(8)	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2035		3,000	(242)	99	(143)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2035		2,300	(11)	2	(9)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		2,100	(6)	(3)	(9)	0	(5)
Pay(1)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/18/2036		1,400	25	(4)	21	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	09/17/2045		400	(20)	(3)	(23)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	03/19/2055		1,800	(243)	(53)	(296)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	09/17/2055		2,100	(217)	(28)	(245)	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2055		4,100	214	82	296	13	0
Pay(1)	1-Day USD-SOFR Compounded-OIS	4.000	Annual	03/18/2056		800	(19)	(5)	(24)	0	(3)
Pay	1-Year BRL-CDI	13.030	Maturity	01/02/2029	BRL	25,400	0	(30)	(30)	0	0
Pay	1-Year BRL-CDI	13.056	Maturity	01/02/2029		2,900	0	(3)	(3)	0	0
Receive	1-Year BRL-CDI	13.245	Maturity	01/02/2029		8,100	(9)	6	(3)	0	0
Pay	1-Year BRL-CDI	12.910	Maturity	01/02/2031		12,400	0	(24)	(24)	0	0
Receive	3-Month COP-IBR Compounded-OIS	8.933	Quarterly	08/22/2029	COP	2,423,000	0	36	36	0	(1)
Receive	3-Month PLN-WIBOR	4.195	Annual	09/29/2030	PLN	400	0	(2)	(2)	0	0
Pay	3-Month PLN-WIBOR	5.155	Annual	10/25/2034		700	11	5	16	1	0
Pay	3-Month PLN-WIBOR	4.393	Annual	10/16/2035		500	0	3	3	0	0
Pay	3-Month PLN-WIBOR	4.356	Annual	10/17/2035		500	0	2	2	0	0
Pay	3-Month PLN-WIBOR	4.353	Annual	10/23/2035		400	0	2	2	0	0
Receive	3-Month PLN-WIBOR	4.434	Annual	11/03/2035		300	0	(2)	(2)	0	0
Pay	3-Month PLN-WIBOR	4.355	Annual	11/04/2035		700	0	3	3	0	0
Receive	3-Month PLN-WIBOR	4.535	Annual	11/07/2035		1,700	(5)	(9)	(14)	0	(1)
Receive	3-Month PLN-WIBOR	4.430	Annual	11/10/2035		200	0	(1)	(1)	0	0
Pay	3-Month PLN-WIBOR	4.303	Annual	11/26/2035		400	0	1	1	0	0
Pay	3-Month PLN-WIBOR	4.235	Annual	11/27/2035		400	0	1	1	0	0
Receive	3-Month PLN-WIBOR	4.340	Annual	12/12/2035		700	0	(3)	(3)	0	0
Receive	3-Month PLN-WIBOR	4.445	Annual	12/22/2035		700	(2)	(2)	(4)	0	0
Pay	3-Month ZAR-JIBAR	7.310	Quarterly	09/02/2030	ZAR	4,700	5	4	9	0	0
Pay	3-Month ZAR-JIBAR	7.310	Quarterly	10/02/2030		1,200	1	1	2	0	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	33

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	6.860%	Quarterly	10/15/2030	$	1,900	$0	$1	$1	$0	$0
Receive	3-Month ZAR-JIBAR	6.910	Quarterly	10/30/2030		600	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	6.770	Quarterly	11/12/2030		4,000	0	2	2	0	0
Receive	3-Month ZAR-JIBAR	7.080	Quarterly	12/31/2030		19,450	(8)	(15)	(23)	0	(23)
Pay	6-Month CZK-PRIBOR	3.705	Annual	08/12/2030	CZK	1,080	0	0	0	0	0
Pay	6-Month CZK-PRIBOR	3.777	Annual	10/15/2030		3,210	0	0	0	0	0
Pay	6-Month CZK-PRIBOR	4.018	Annual	11/25/2030		7,000	0	3	3	1	0
Pay	6-Month CZK-PRIBOR	3.963	Annual	11/27/2030		4,500	0	1	1	1	0
Pay	6-Month CZK-PRIBOR	3.980	Annual	12/04/2030		4,250	(1)	3	2	1	0
Receive(1)	6-Month CZK-PRIBOR	3.920	Annual	02/09/2031		4,200	0	(1)	(1)	0	0
Receive(1)	6-Month EUR-EURIBOR	2.750	Annual	03/18/2036	EUR	1,500	3	29	32	2	0
Receive(1)	6-Month EUR-EURIBOR	3.000	Annual	03/18/2056		1,000	54	6	60	3	0
Receive	6-Month HUF-BBR	6.319	Annual	11/03/2030	HUF	63,700	0	(2)	(2)	0	(1)
Receive	6-Month HUF-BBR	6.350	Annual	11/14/2030		48,000	0	(2)	(2)	0	0
Pay	6-Month HUF-BBR	6.195	Annual	12/08/2030		97,200	(3)	4	1	1	0
Receive	6-Month HUF-BBR	6.110	Annual	12/30/2030		62,000	(2)	2	0	0	0
Receive	28-Day MXN-TIIE	7.375	Lunar	11/21/2030	MXN	8,500	4	2	6	0	(1)
Pay	28-Day MXN-TIIE	7.700	Lunar	12/24/2030		5,050	0	0	0	1	0

Total Swap Agreements							$(486)	$124	$(362)	$24	$(113)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2	$24	$26	$0	$0	$(113)	$(113)

Cash of $1,619 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2025. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2026		COP	1,377,982	$		354	$0	$(6)
	01/2026		DOP	3,385			53	0	0
	01/2026		PYG	974,975			137	0	(11)
	01/2026	$		99		EUR	84	0	(1)
	01/2026			7		KRW	9,966	0	0
	01/2026			116		PYG	760,550	0	0
	01/2026			24		TRY	1,088	1	0
	01/2026			1,138		ZAR	18,953	5	0
	02/2026		COP	469,430	$		123	1	0

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2026		DOP	21,014	$		329	$1	$(2)
	02/2026		PYG	490,666			68	0	(6)
	03/2026		COP	2,893,041			753	7	0
	03/2026		PEN	1,595			473	0	0
	03/2026	$		1,175		TRY	53,830	12	0
	04/2026		COP	100,031	$		25	0	(1)
	08/2026		ZAR	9,678			556	0	(19)
BPS	01/2026		AUD	34			22	0	(1)
	01/2026		CNH	32			5	0	0
	01/2026	$		429		IDR	7,183,205	1	0
	03/2026			559		CZK	11,629	7	0
	05/2026			192		KWD	58	0	(1)
	05/2030		KWD	261	$		900	32	0
	08/2030			288			971	13	0
BRC	01/2026		PLN	89			24	0	0
	01/2026	$		249		TRY	11,269	10	0
	01/2026			5		ZAR	89	0	0
	02/2026			17		TRY	772	0	0
	03/2026			2,112			96,387	28	0
BSH	01/2026		JPY	1,313	$		8	0	0
	01/2026		PEN	278			82	0	0
	01/2026	$		78		PEN	278	4	0
	02/2026		PEN	503	$		144	0	(6)
	02/2026	$		60		PEN	205	1	0
	03/2026			119			404	1	0
	05/2026		PEN	1,588	$		466	0	(5)
	05/2026	$		51		PEN	174	0	0
	06/2026			82			279	0	0
CBK	01/2026		COP	17,756,208	$		4,650	17	(20)
	01/2026		DOP	2,790			43	0	(1)
	01/2026		PEN	938			276	0	(3)
	01/2026		PYG	114,960			16	0	(1)
	01/2026	$		555		COP	2,091,795	0	(1)
	01/2026			1,454		EUR	1,239	3	0
	01/2026			571		SGD	735	1	0
	01/2026			75		UYU	2,955	1	0
	01/2026		ZAR	8,246	$		491	0	(6)
	02/2026		COP	1,009,511			265	3	0
	02/2026		GHS	276			19	0	(6)
	02/2026		PEN	1,795			528	0	(5)
	02/2026	$		12		EGP	592	0	0
	02/2026			75		UYU	2,965	1	0
	03/2026		EGP	3,656	$		70	0	(4)
	03/2026		PEN	2,685			794	0	(3)
	03/2026	$		76		UYU	3,013	1	0
	04/2026			1,145		VND	30,640,200	8	0
	05/2026			14		NGN	21,395	1	0
	07/2026		PEN	3,393	$		983	0	(19)
	10/2026		UGX	309,120			84	4	0
	10/2026		UZS	248,900			19	0	(1)
	11/2026		NGN	22,468			14	0	0
DUB	01/2026		UGX	359,780			102	3	0
	01/2026	$		178		EGP	8,762	4	0
	01/2026			6		ILS	19	0	0
	01/2026			132		KRW	192,923	2	0
	01/2026			367		MXN	6,809	11	0
	01/2026			3		PLN	9	0	0
	01/2026			9		ZAR	159	0	0
	01/2026		UZS	1,443,891	$		117	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	35

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2026		ILS	19	$		6	$0	$0
	02/2026	$		565		HUF	186,052	2	0
	02/2026			159		NGN	239,710	7	0
	03/2026		KZT	33,399	$		65	0	0
	03/2026	$		243		KZT	138,053	23	0
	04/2026		UGX	398,511	$		111	3	0
	04/2026	$		12		EGP	608	1	0
	04/2026		UZS	1,047,455	$		84	0	(2)
	06/2026		KZT	166,787			311	0	(3)
	09/2026		EGP	3,928			70	0	(5)
	09/2026		PKR	14,631			49	0	(2)
	10/2026		UGX	170,375			47	3	0
	10/2026		UZS	702,000			54	0	(1)
	11/2026			2,014,905			154	0	(3)
	12/2026			2,855,913			220	0	(1)
GLM	01/2026		COP	1,523,200			400	1	0
	01/2026		DOP	39,615			641	18	0
	01/2026		ILS	34			10	0	0
	01/2026		PLN	67			18	0	0
	01/2026	$		5		ZAR	82	0	0
	02/2026		DOP	63,703	$		1,007	6	0
	02/2026	$		1,132		BRL	6,239	0	(2)
	02/2026			83		MXN	1,534	2	0
	03/2026		BRL	3,621	$		654	1	0
	03/2026		DOP	59,137			922	5	(8)
	03/2026		EGP	1,471			28	0	(2)
	03/2026	$		4		BRL	20	0	0
	03/2026			34		DOP	2,212	1	0
	04/2026		MXN	66	$		4	0	0
	05/2026		DOP	83,030			1,261	0	(27)
	06/2026		EGP	2,479			46	0	(3)
JPM	01/2026		CNH	66			9	0	0
	01/2026		ILS	55			17	0	0
	01/2026		KRW	509,524			355	2	0
	01/2026		NGN	1,146,735			765	0	(28)
	01/2026		PLN	49			13	0	0
	01/2026	$		12		EGP	585	0	0
	01/2026			8		ZAR	140	0	0
	02/2026		COP	199,675	$		51	0	(1)
	02/2026			$355		KRW	508,856	0	(2)
	02/2026			26		NGN	39,161	1	0
	02/2026			25		TRY	1,121	1	0
	10/2026		UGX	77,385	$		21	1	0
	11/2026		ZAR	9,573			546	0	(18)
	06/2027		UZS	134,914			10	0	0
MBC	01/2026		EGP	234			5	0	0
	01/2026		EUR	796			924	0	(12)
	01/2026		GBP	414			554	0	(4)
	01/2026		SGD	3,116			2,402	0	(24)
	01/2026			$194		EGP	9,605	7	0
	01/2026			1,362		EUR	1,154	0	(6)
	02/2026			2		EGP	81	0	0
	02/2026			38		MXN	704	1	0
	03/2026			1		EGP	59	0	0
	04/2026			12			630	1	0
	05/2026			5			275	0	0
	09/2026		EGP	2,424	$		44	0	(3)
MYI	01/2026	$		23		EGP	1,145	0	0
	04/2026		MXN	50	$		3	0	0

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2026	$		119		AZN	213	$2	$0
	10/2027			237			437	0	(7)
SCX	01/2026		CNH	32	$		4	0	0
	01/2026		JPY	959			6	0	0
	01/2026	$		15		EGP	742	1	0
	01/2026			715		IDR	11,948,137	1	0
	01/2026			421		PEN	1,447	9	0
	01/2026			120		TWD	3,743	0	(1)
	02/2026			41		NGN	62,981	2	0
	04/2026			53		EGP	2,711	2	0
	04/2026			61		PEN	210	1	0
SOG	01/2026		EUR	5,589	$		6,470	0	(100)
	01/2026		GBP	34			45	0	(1)
	01/2026		JPY	3,808			24	0	0
	01/2026		PEN	486			143	0	(2)
	01/2026	$		209		KRW	306,351	3	0
	02/2026			99		EGP	4,870	1	0
	02/2026			38		MXN	704	1	0
	02/2026			181		PEN	613	1	0
	03/2026		MXN	15	$		1	0	0
	03/2026		PEN	1			0	0	0
	03/2026	$		301		MXN	5,642	10	0
	04/2026		UGX	286,000	$		80	2	0
UAG	01/2026		PLN	46			13	0	0
	01/2026	$		265		TRY	12,633	29	0
	01/2026			9		ZAR	156	0	0
	02/2026			1,043		TRY	49,866	76	0
	03/2026			1,693			81,467	122	0

Total Forward Foreign Currency Contracts								$534	$(400)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus KRW	KRW 17.850	01/14/2026	1,140	$3	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	6-Month CZK-PRIBOR	Pay	3.670%	02/05/2026	10,500	$1	$1

Total Purchased Options							$4	$2

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	37

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
UAG	Put - OTC USD versus TRY	TRY 42.635	01/07/2026	546	$(18)	$0
	Call - OTC USD versus TRY	56.750	01/07/2026	546	(12)	0
	Put - OTC USD versus TRY	42.800	01/08/2026	810	(28)	0
	Call - OTC USD versus TRY	56.750	01/08/2026	810	(19)	0
	Put - OTC USD versus TRY	45.050	02/20/2026	3,814	(99)	(84)
	Call - OTC USD versus TRY	53.640	02/20/2026	3,814	(52)	(17)
	Put - OTC USD versus TRY	45.490	03/04/2026	5,300	(143)	(142)
	Call - OTC USD versus TRY	54.100	03/04/2026	5,300	(71)	(33)

					$(442)	$(276)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	6-Month CZK-PRIBOR	Pay	4.170%	02/05/2026	10,500	$(1)	$0
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	6.885	02/04/2026	4,600	(2)	(3)
	Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	6.885	02/04/2026	4,600	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Receive	6.715	02/26/2026	4,400	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month ZAR-JIBAR	Pay	6.715	02/26/2026	4,400	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Receive	4.275	02/26/2026	500	(1)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Pay	4.275	02/26/2026	500	(1)	(1)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-SOFR	Receive	7.350	02/04/2026	5,100	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-SOFR	Pay	7.350	02/04/2026	5,100	(2)	(5)
	Call - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Receive	4.385	02/04/2026	500	(1)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Pay	4.385	02/04/2026	500	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Receive	4.450	02/20/2026	500	(1)	(3)
	Put - OTC 10-Year Interest Rate Swap	3-Month PLN-WIRON	Pay	4.450	02/20/2026	500	(1)	0

							$(19)	$(20)

Total Written Options							$(461)	$(296)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2025(3)		Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BRC	Argentine Republic Government International Bonds	5.000%	Quarterly	06/20/2026	4.837%		$100	$(7)	$7	$0	$0
CBK	Petroleos Mexicanos	1.000	Quarterly	12/20/2026	1.757		100	(1)	0	0	(1)
DUB	Petroleos Mexicanos «	4.750	Monthly	07/06/2026	—	♦	206	0	2	2	0
	Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	1.878		1,100	(94)	56	0	(38)
GST	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	5.525		175	(26)	25	0	(1)
JPM	State Oil Company of Azerbaijan	5.000	Quarterly	06/20/2026	1.635		200	2	2	4	0

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2025(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MEI	South Africa Government International Bonds	1.000%	Quarterly	06/20/2030	$1.218	$100	$(6)	$5	$0	$(1)
	Turkiye Government International Bonds	1.000	Quarterly	06/20/2030	1.878	1,100	(113)	74	0	(39)
MYC	Argentine Republic Government International Bonds	5.000	Quarterly	06/20/2027	5.525	190	(28)	27	0	(1)

							$(273)	$198	$6	$(81)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive(6)	Sunac Real Estate Group Co., Ltd. «	N/A	0.000%	Maturity	01/30/2033	CNY4,000	$7	$(321)	$0	$(314)

Total Swap Agreements								$(266)	$(123)	$6	$(395)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$27	$2	$0	$29	$(46)	$0	$0	$(46)	$(17)	$0	$(17)
BPS	53	0	0	53	(2)	0	0	(2)	51	0	51
BRC	38	0	0	38	0	0	0	0	38	(20)	18
BSH	6	0	0	6	(11)	0	0	(11)	(5)	0	(5)
CBK	40	0	0	40	(70)	0	(1)	(71)	(31)	0	(31)
DUB	59	0	2	61	(20)	(9)	(38)	(67)	(6)	0	(6)
GLM	34	0	0	34	(42)	0	0	(42)	(8)	0	(8)
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
JPM	5	0	4	9	(49)	(11)	0	(60)	(51)	0	(51)
MBC	9	0	0	9	(49)	0	0	(49)	(40)	0	(40)
MEI	0	0	0	0	0	0	(40)	(40)	(40)	0	(40)
MYC	0	0	0	0	0	0	(315)	(315)	(315)	334	19
MYI	2	0	0	2	(7)	0	0	(7)	(5)	0	(5)
SCX	16	0	0	16	(1)	0	0	(1)	15	0	15
SOG	18	0	0	18	(103)	0	0	(103)	(85)	0	(85)
UAG	227	0	0	227	0	(276)	0	(276)	(49)	114	65

Total Over the Counter	$534	$2	$6	$542	$(400)	$(296)	$(395)	$(1,091)

(l)

Securities with an aggregate market value of $448 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2025.

♦	Implied credit spread is not available due to significant unobservable inputs being used in the fair valuation.
(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	39

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1	$0	$0	$0	$1	$2
Swap Agreements	0	0	0	0	24	24

	$1	$0	$0	$0	$25	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$534	$0	$534
Purchased Options	0	0	0	1	1	2
Swap Agreements	0	6	0	0	0	6

	$0	$6	$0	$535	$1	$542

	$1	$6	$0	$535	$26	$568

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$113	$113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$400	$0	$400
Written Options	0	0	0	276	20	296
Swap Agreements	0	81	314	0	0	395

	$0	$81	$314	$676	$20	$1,091

	$0	$81	$314	$676	$133	$1,204

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	(17)	0	0	(1)	(18)

	$0	$(17)	$0	$0	$6	$(11)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77	$0	$77
Purchased Options	0	0	0	(6)	0	(6)
Written Options	0	0	0	24	22	46
Swap Agreements	0	(51)	0	0	0	(51)

	$0	$(51)	$0	$95	$22	$66

	$0	$(68)	$0	$95	$28	$55

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$7	$0	$0	$0	$3	$10
Swap Agreements	0	0	0	0	(142)	(142)

	$7	$0	$0	$0	$(139)	$(132)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$453	$0	$453
Purchased Options	0	0	0	(2)	0	(2)
Written Options	0	0	0	122	(2)	120
Swap Agreements	0	104	(62)	0	0	42

	$0	$104	$(62)	$573	$(2)	$613

	$7	$104	$(62)	$573	$(141)	$481

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$3,652	$3,652
Corporate Bonds & Notes
Banking & Finance	0	6,421	1,149	7,570
Industrials	0	7,998	0	7,998
Utilities	0	3,552	0	3,552
U.S. Treasury Obligations	0	138	0	138
Non-Agency Mortgage-Backed Securities	0	38	0	38
Asset-Backed Securities
Other ABS	0	250	0	250
Sovereign Issues	0	37,025	0	37,025
Short-Term Instruments
Mutual Funds	0	565	0	565
Nigeria Treasury Bills	0	2,352	0	2,352
U.S. Treasury Bills	0	739	0	739

	$0	$59,078	$4,801	$63,879

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	41

Schedule of Investments PIMCO Flexible Emerging Markets Income  Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,625	$0	$0	$4,625

Total Investments	$4,625	$59,078	$4,801	$68,504

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	25	0	26
Over the counter	0	540	2	542

	$1	$565	$2	$568

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(113)	0	(113)
Over the counter	0	(777)	(314)	(1,091)

	$0	$(890)	$(314)	$(1,204)

Total Financial Derivative Instruments	$1	$(325)	$(312)	$(636)

Totals	$4,626	$58,753	$4,489	$67,868

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2025:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2025(2)
Investments in Securities, at Value
Loan Participations and Assignments	$5,602	$0	$(2,242)	$9	$12	$(82)	$353	$0	$3,652	$(85)
Corporate Bonds & Notes
Banking & Finance	1,155	654	(458)	33	(8)	88	0	(315)	1,149	41

	$6,757	$654	$(2,700)	$42	$4	$6	$353	$(315)	$4,801	$(44)

Financial Derivative Instruments - Assets
Over the counter	$2	$0	$(1)	$0	$0	$1	$0	$0	$2	$0

Financial Derivative Instruments - Liabilities
Over the counter	$(253)	$0	$0	$0	$0	$(61)	$0	$0	$(314)	$(61)

Totals	$6,506	$654	$(2,701)	$42	$4	$(54)	$353	$(315)	$4,489	$(105)

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2025	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$3,292	Discounted Cash Flow	Discount Rate	3.939-33.767	9.382
	7	Other Valuation Techniques(3)	—	—	—
	353	Third Party Vendor	Broker Quote	100.250	—
Corporate Bonds & Notes
Banking & Finance	632	Discounted Cash Flow	Discount Rate	3.338-5.359	4.369
	517	Proxy Pricing	Base Price	99.972-100.000	99.988
Financial Derivative Instruments - Assets
Over the counter	2	Indicative Market Quotation	Broker Quote	0.497	—
Financial Derivative Instruments - Liabilities
Over the counter	(314)	Indicative Market Quotation	Broker Quote	(54.957)	—

Total	$4,489

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 44.0%

Aligned Data Centers International LP
7.223% due 12/18/2029 «~		$15,700	$15,814

Altice France SA
6.391% - 7.966% (EUR003M + 4.375%) due 04/30/2028 ~	EUR	10,230	11,909
6.391% - 7.966% (EUR003M + 4.375%) due 10/30/2028 ~		4,303	5,014
6.391% - 7.966% (TSFR3M + 4.125%) due 04/30/2028 ~		$3,453	3,420
8.891% - 5.966% (EUR003M + 6.875%) due 05/31/2031 ~	EUR	1,151	1,356
6.391% - 7.966% (TSFR3M + 5.063%) due 10/30/2028 ~		$4,809	4,762
9.360% (TSFR3M + 5.375%) due 05/14/2029 ~		10,742	10,675
8.891% (TSFR3M + 6.875%) due 05/31/2031 ~		23,348	23,372

Aston XLN Topco Ltd.
10.088% due 07/30/2032 «~	GBP	6,700	8,865

Bausch Health Cos., Inc.
9.966% (TSFR1M + 6.250%) due 10/08/2030 ~		$7,557	7,400

Biogroup-LCD
TBD% due 02/09/2028	EUR	2,000	2,307

Central Parent, Inc.
6.922% - 7.466% (TSFR3M + 3.250%) due 07/06/2029 ~		$49,611	42,184

Cerba Healthcare SAS
5.762% - 9.331% (EUR006M + 3.700%) due 06/30/2028 ~	EUR	32,903	28,724
6.012% - 8.831% (EUR006M + 3.950%) due 02/16/2029 ~		20,800	18,108
6.012% - 8.831% (EUR006M + 5.450%) due 02/16/2029 ~		3,200	2,793

Circor International, Inc.
TBD% - 10.088% due 06/20/2029 «~µ		$734	754

Clover Holdings 2 LLC
TBD% - 10.448% due 12/10/2029 ~		3,583	3,553

Comexposium
TBD% due 03/28/2026 «	EUR	66,993	96,051
TBD% - 9.868% due 10/16/2031 «~		3,338	4,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coreweave Compute Acquisition Co. II LLC
13.292% (TSFR3M + 9.620%) due 07/31/2028 «~		$9,788	$10,207

Coreweave Compute Acquisition Co. IV LLC
9.672% (TSFR3M + 6.000%) due 05/16/2029 «~		28,037	28,985

Databricks, Inc.
TBD% due 01/03/2031 ~µ		1,649	1,678
TBD% due 01/05/2032 «µ		1,649	1,653
TBD% (TSFR1M + 4.500%) due 01/03/2031 ~		7,451	7,581

Dun & Bradstreet Corp.
TBD% - 10.088% (TSFR1M + 5.500%) due 08/26/2032 «~µ		776	775
TBD% - 10.088% (TSFR1M + 5.500%) due 08/26/2032 «~		7,764	7,692

Envalior Finance GmbH
7.566% (EUR003M + 5.500%) due 03/29/2030 ~	EUR	2,500	2,876
9.340% (TSFR3M + 5.500%) due 04/01/2030 ~		$46,012	42,988

Envision Healthcare Corp.
11.862% (TSFR3M + 7.875%) due 07/20/2026 «~		6,227	6,227
11.862% (TSFR3M + 7.875%) due 11/03/2028 «~		67,221	69,238

Espai Barca Fondo De Titulizacion
TBD% - 11.862% (EUR006M + 0.000%) due 06/30/2028 «~	EUR	14,203	18,513

Finastra USA, Inc.
7.723% (TSFR3M + 4.000%) due 09/15/2032 ~		$20,700	20,303
10.723% (TSFR3M + 7.000%) due 09/15/2033 ~		7,000	6,875

Forward Air Corp.
8.338% (TSFR3M + 4.500%) due 12/19/2030 ~		24,174	24,055

Galaxy U.S. Opco, Inc.(5.840% Cash)
5.840% (TSFR3M + 2.000%) due 07/31/2030 ~		40,588	39,153

Gateway Casinos & Entertainment Ltd.
9.951% (TSFR3M + 6.250%) due 12/18/2030 ~		39,994	40,127

Guardian
TBD% - 9.912% due 08/29/2032 «~µ		1,300	1,300
TBD% - 9.912% (TSFR3M + 5.500%) due 08/29/2032 «~		10,600	10,519

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harp Finco Ltd.
8.723% due 03/27/2032 «~	GBP	10,135	$13,414

Houghton Mifflin Harcourt Publishing Co.
TBD% due 04/09/2029		$1,711	1,514

iHeartCommunications, Inc.
9.606% (TSFR1M + 5.775%) due 05/01/2029 ~		4,740	4,352

INEOS Quattro Holdings U.K. Ltd.
8.066% (TSFR1M + 4.250%) due 04/02/2029 ~		10,944	7,770

INEOS U.S. Finance LLC
6.966% - 7.384% (TSFR1M + 3.250%) due 02/18/2030 ~		16,146	13,144

Ivanti Software, Inc.
TBD% (TSFR3M + 5.750%) due 06/01/2029 ~		8,218	8,504
TBD% (TSFR3M + 4.750%) due 06/01/2029 ~		24,116	20,159

J&J Ventures Gaming LLC
8.831% (TSFR1M + 5.000%) due 04/26/2028 «~		14,226	14,369

Lealand Finance Co. BV
6.831% - 7.566% (TSFR1M + 3.000%) due 06/30/2027 «~		171	143

Lealand Finance Co. BV (7.830% Cash)
7.830% (TSFR1M + 4.000%) due 12/31/2027 ~		2,749	2,149

M BB Grove LLC
TBD% - 11.000% (TSFR1M + 7.000%) due 04/07/2027 «~µ(l)		57,178	56,556

McAfee LLC
6.716% - 7.672% (TSFR1M + 3.000%) due 03/01/2029 ~		2,394	2,217

Mercury Aggregator LP (19.000% PIK)
19.000% due 04/03/2026 «~(d)		5,266	277

Motion Finco SARL
7.172% - 7.216% (TSFR3M + 3.500%) due 11/12/2029 ~		4,500	4,002

MPH Acquisition Holdings LLC
8.702% (TSFR3M + 4.600%) due 12/31/2030 ~		15,097	14,228

Newfold Digital Holdings Grp Inc.
7.384% (TSFR1M + 3.500%) due 04/30/2029 ~		27,474	22,302
9.488% (TSFR3M + 5.750%) due 04/30/2029 ~		2,280	2,150

Obol France 3 SAS
7.103% - 7.223% (EUR006M + 5.000%) due 12/31/2028 ~	EUR	7,945	9,234

OCS Group Holdings Ltd.
9.719% due 11/28/2031 ~	GBP	15,200	20,534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Paradigm Parent LLC
8.172% (TSFR3M + 4.500%) due 04/16/2032 ~		$30,270	$26,737

Peraton Corp.
7.690% (TSFR3M + 3.750%) due 02/01/2028 ~		94,516	87,917

Polaris Newco LLC
6.066% - 8.702% (EUR003M + 4.000%) due 06/02/2028 ~	EUR	30,511	34,143
6.066% - 8.702% (TSFR3M + 3.750%) due 06/02/2028 ~		$26,756	25,863

Poseidon Bidco SASU
7.018% - 7.322% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	55,460	23,557

Project Nova
7.080% - 7.284% due 08/31/2026 «~		$800	800

Project Quasar Pledgco SLU
5.185% - 9.488% (EUR001M + 3.250%) due 04/17/2026 «~	EUR	7,518	8,652

Promotora de Informaciones SA
7.480% (EUR003M + 5.470%) due 12/31/2029 ~		95,600	110,488

Puris LLC
9.436% (TSFR3M + 5.750%) due 06/30/2031 «~		$8,257	7,790

QuidelOrtho Corp.
7.716% (TSFR1M + 4.000%) due 08/20/2032 ~		3,092	3,095

Softbank Vision Fund II
7.322% (TSFR3M + 3.650%) due 04/25/2029 «~		13,606	13,667

Spruce Bidco II, Inc.
TBD% - 10.088% (TSFR6M + 4.750%) due 01/30/2032 «~		5,126	5,170
TBD% - 10.088% (CDOR06 + 4.750%) due 01/30/2032 «~	CAD	928	682
TBD% - 10.088% (JY0003M + 5.000%) due 01/30/2032 «~	JPY	99,473	641
TBD% - 10.088% due 01/30/2032 «~µ		$1,161	1,161

Steenbok Lux Finco 2 SARL
10.000% due 12/31/2028 ~	EUR	140,065	46,631

Stepstone Group MidCo 2 GmbH
6.599% - 7.723% (EUR006M + 4.500%) due 04/26/2032 ~		32,800	36,523

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.199% (TSFR3M + 4.500%) due 12/19/2031 ~		$29,373	$27,561

Strategic Gaming Commitment
10.905% (TSFR3M + 7.000%) due 10/15/2030 «~		11,300	11,169

Subcalidora 2
7.769% (EUR003M + 5.750%) due 08/14/2029 «~	EUR	27,536	32,522

Syniverse Holdings, Inc.
10.672% (TSFR3M + 7.000%) due 05/13/2027 ~		$55,290	53,548

Transnet SOC Ltd.
11.125% due 03/02/2028 «~	ZAR	149,313	9,042

U.S. Renal Care, Inc.
TBD% - 9.868% due 09/25/2030 «~µ		$5,033	4,982
8.831% (TSFR1M + 5.000%) due 06/28/2028 ~		88,790	83,851
TBD% - 9.868% (TSFR3M + 6.000%) due 09/25/2030 «~		40,260	39,455

Unicorn BAY
13.000% due 12/31/2026 «~	HKD	161,352	20,991

Upfield BV
8.300% due 12/31/2027 ~		$26,987	26,172

VEON Amsterdam BV
8.206% (TSFR3M + 4.250%) due 03/25/2027 «~		14,900	14,900

Walgreens - Magnolia
6.000% - 8.831% due 03/06/2030 «~		417	413

Westmoreland Coal Co.
8.000% due 03/15/2029 «~		2,730	1,160

WHLN 2024-ACRA-FF1
9.500% due 01/01/2026 «		295	295

WHLN 2024-ACRA-FF2
9.500% due 08/01/2027 «(l)		543	543

WHLN 2024-CV3
9.750% due 05/01/2026 «(l)		9,533	9,544

WHLN 2024-CV3-FF2
9.250% due 10/01/2027 «(l)		17,607	17,597

WHLN 2025-CV3-PF-FF2
9.150% due 04/01/2027 «(l)		6,850	6,858

WHLN 2025-CV3-PF-FF3
9.000% due 08/01/2027 «(l)		34,725	34,754

WHLN 2025-CV3-PF-FF4
8.625% due 09/01/2027 «(l)		32,944	32,979

WHLN 2025-CV3-PF-FF5
8.625% due 10/01/2027 «(l)		34,275	34,308

WHLN 2025-NVES-PF-FF3
8.625% due 03/01/2027 «(l)		16,510	16,523

WHLN RTL-PFLX
TBD% due 06/01/2049 «(l)		2,819	2,407

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WHLN-2025-CV3-PF-FF1
9.250% due 02/01/2027 «(l)	$10,934	$10,945

X Corp.
9.500% due 10/26/2029 ~	6,700	6,689
10.448% (TSFR3M + 6.500%) due 10/26/2029 ~	55,231	54,383

Total Loan Participations and Assignments (Cost $1,892,221)		1,836,718

CORPORATE BONDS & NOTES 25.7%

BANKING & FINANCE 4.2%

123 Lights Re Ltd.
14.580% (FHMMUSTF + 11.000%) due 09/14/2031 ~	700	723

Alamo Re Ltd.
12.014% (FHMMUSTF + 8.434%) due 06/07/2027 ~	950	1,011
15.460% (FHMMUSTF + 11.880%) due 06/08/2026 ~	450	470

Ambac Assurance Corp.
5.100% due 12/31/2099 (j)	239	312

Armor Holdco, Inc.
8.500% due 11/15/2029 (n)	6,400	6,476

Armor RE II Ltd.
12.110% (BRMMUSDF + 8.500%) due 01/07/2032 ~	500	529
13.810% (BRMMUSDF + 10.200%) due 05/07/2031 ~	300	323

Bayou Re Ltd.
22.130% (BNMMDTSC + 18.500%) due 04/30/2031 ~	400	444

Blue Ridge Re Ltd.
7.080% (FHMMUSTF + 3.500%) due 01/08/2029 ~	400	400
9.580% (FHMMUSTF + 6.000%) due 01/08/2029 ~	250	250
11.580% (FHMMUSTF + 8.000%) due 01/08/2029 ~	250	250

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bonanza RE Ltd.
3.542% (T-BILL 3MO + 0.000%) due 01/08/2027 ~		$950	$798
3.620% (MSMMUSTF + 0.000%) due 01/08/2026 ~		350	349

Cape Lookout Re Ltd.
12.287% (GSMMUSTF + 8.702%) due 04/05/2027 ~		3,600	3,731

Charles River Re Ltd.
11.262% (BNMMDTSC + 7.632%) due 05/10/2031 ~		250	262

Claveau Re Ltd.
17.250% due 07/08/2028 «		1,088	0

Corestate Capital Holding SA (10.000% Cash or 11.000% PIK)
10.000% due 12/31/2026 (d)	EUR	223	242

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2028 (d)		1,375	865

Country Garden Holdings Co. Ltd. (1.000% Cash or 2.500% PIK)
1.000% due 12/31/2032 «(d)		$466	28

Credit Suisse AG AT1 Claim		200	59

East Lane Re VII Ltd.
12.042% (T-BILL 3MO + 8.500%) due 03/31/2032 ~		1,000	1,000
12.550% (JMMMUSTF + 8.890%) due 03/31/2026 ~		500	509

Everglades Re II Ltd.
14.121% (GSMMUSTI + 10.500%) due 05/13/2031 ~		500	527
15.121% (GSMMUSTI + 11.500%) due 05/13/2031 ~		500	527
16.371% (GSMMUSTI + 12.750%) due 05/13/2031 ~		500	531

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (n)		12,400	11,923

Golden Bear Re Ltd.
13.292% (T-BILL 1MO + 9.750%) due 01/08/2029 ~		2,450	2,452

Greengrove RE Ltd.
11.292% (T-BILL 1MO + 7.750%) due 04/08/2032 ~		650	676

Handshake Re Ltd.
4.160% (JMMMUSTF + 4.500%) due 01/08/2030 ~		250	250

Hestia Re Ltd.
3.730% (BNMMDTSC + 0.100%) due 04/22/2029 ~		101	56

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.380% (BNMMDTSC + 6.750%) due 03/13/2032 ~		$300	$309
11.880% (BNMMDTSC + 8.250%) due 03/13/2032 ~		400	416

Integrity RE III Ltd.
11.626% (T-BILL 1MO + 8.000%) due 06/06/2027 ~		300	311
13.292% (T-BILL 1MO + 9.750%) due 06/06/2027 ~		300	314
15.792% (T-BILL 1MO + 12.250%) due 06/06/2028 ~		600	633
29.042% (T-BILL 1MO + 25.500%) due 06/06/2027 ~		600	691

Integrity Re Ltd.
20.814% (FHMMUSTF + 17.234%) due 06/08/2026 ~		1,750	1,875
26.376% (FHMMUSTF + 22.796%) due 06/08/2026 ~		1,750	1,917

ION Platform Finance SARL
6.500% due 09/30/2030 (n)	EUR	10,100	11,515
7.875% due 05/01/2029 (n)		3,800	4,543

ION Platform Finance U.S., Inc.
7.875% due 09/30/2032 (n)		$1,000	950

ION Platform Finance U.S., Inc./ION Platform Finance SARL
4.625% due 05/01/2028 (n)		900	837
5.000% due 05/01/2028 (n)		3,400	3,171
5.750% due 05/15/2028 (n)		6,300	5,947
8.750% due 05/01/2029 (n)		7,300	7,403
9.000% due 08/01/2029 (n)		7,400	7,318
9.500% due 05/30/2029 (n)		1,700	1,723

Long Walk Reinsurance Ltd.
13.850% (BRMMUSDF + 10.240%) due 01/30/2031 ~		3,500	3,523

Longleaf Pine Re Ltd.
21.553% (GSMMUSTI + 17.932%) due 05/27/2031 ~		570	627

Luca RE Ltd.
10.910% (JMMMUSTF + 7.250%) due 07/22/2031 ~		1,700	1,757

Nature Coast Re Ltd.
13.371% (GSMMUSTI + 9.750%) due 04/10/2033 ~		300	312

New Immo Holding SA
3.250% due 07/23/2027 (n)	EUR	2,600	3,057

Orange Capital RE DAC
8.026% (EUR003M + 6.000%) due 01/17/2029 ~		300	367

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palm RE Ltd.
11.380% (BNMMDTSC + 7.750%) due 06/07/2032 ~		$700	$732
13.330% (BNMMDTSC + 9.700%) due 06/09/2031 ~		250	265

Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (h)(n)		8,059	6,223

Polestar Re Ltd.
10.542% (T-BILL 3MO + 7.000%) due 01/08/2029 ~		400	400
12.542% (T-BILL 3MO + 9.000%) due 01/08/2029 ~		400	400
14.042% (T-BILL 3MO + 10.500%) due 01/08/2029 ~		250	250
14.110% (BRMMUSDF + 10.590%) due 01/07/2028 ~		1,300	1,368
16.860% (BRMMUSDF + 13.250%) due 01/07/2027 ~		3,500	3,652

Purple Re Ltd.
12.786% (JMMMUSTF + 9.126%) due 06/06/2031 ~		600	632

Quercus II Re DAC
13.026% (EUR003M + 11.000%) due 01/07/2031 «~	EUR	800	940

Quercus Re DAC
10.050% (EUR003M + 8.000%) due 01/06/2031 ~		450	541

Sabine Re Ltd.
12.150% (BNMMDTSC + 8.520%) due 04/07/2031 ~		$400	418

Sanders Re III Ltd.
15.930% (BRMMUSDF + 12.320%) due 04/09/2029 ~		6,399	3,775

Titanium 2l Bondco SARL
6.250% due 01/14/2031	EUR	40,173	8,705

Torrey Pines Re Ltd.
9.696% (JMMMUSTF + 6.036%) due 06/07/2032 ~		$800	838
10.766% (JMMMUSTF + 7.106%) due 06/07/2032 ~		500	522
12.988% (BRMMUSDF + 9.378%) due 06/05/2031 ~		600	611

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC
6.000% due 01/15/2030 (n)		37,876	35,268

Ursa Re II Ltd.
8.542% (T-BILL 3MO + 5.000%) due 12/07/2029 ~		350	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
11.292% (T-BILL 3MO + 7.750%) due 06/07/2028 ~		$1,200	$1,200

Ursa Re Ltd.
11.121% (GSMMUSTI + 7.500%) due 02/22/2028 ~		1,900	1,938
12.910% (JMMMUSTF + 9.250%) due 12/07/2028 ~		4,200	4,368

Veraison Re Ltd.
8.621% (GSMMUSTI + 5.000%) due 03/08/2033 ~		450	464
16.240% (BRMMUSDF + 12.630%) due 03/10/2031 ~		3,100	3,149

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 ^«(e)		9,917	0

Windmill III Re DAC
7.236% (EUR003M + 5.210%) due 07/05/2028 ~	EUR	250	302

Winston RE Ltd.
10.130% (BNMMDTSC + 6.500%) due 02/21/2028 ~		$300	310
13.840% (BNMMDTSC + 10.210%) due 02/26/2031 ~		450	478
15.320% (BNMMDTSC + 11.690%) due 02/26/2031 ~		2,800	2,967

			176,555

INDUSTRIALS 19.6%

Altice France Lux 3/Altice Holdings 1
10.000% due 01/15/2033		17,381	15,963

Altice France SA
4.750% due 10/15/2030	EUR	77	85
6.500% due 04/15/2032 (n)		$7,266	6,970
6.875% due 10/15/2030 (n)		891	865
6.875% due 07/15/2032 (n)		4,707	4,517
7.250% due 11/01/2029	EUR	270	316
9.500% due 11/01/2029 (n)		$13,522	13,969

ams-OSRAM AG
10.500% due 03/30/2029 (n)	EUR	32,500	39,920
12.250% due 03/30/2029 (n)		$15,680	16,733

APLD ComputeCo LLC
9.250% due 12/15/2030 (n)		735	722

Aston Martin Capital Holdings Ltd.
10.000% due 03/31/2029 (n)		12,701	11,831
10.375% due 03/31/2029 (n)	GBP	15,350	18,938

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Beignet Investor LLC
6.581% due 05/30/2049 (n)		$76,280	$80,659

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc.
8.000% due 06/15/2029 (n)		15,900	13,839

Central Parent, Inc./CDK Global, Inc.
7.250% due 06/15/2029 (n)		11,710	9,940

Cheplapharm Arzneimittel GmbH
5.500% due 01/15/2028 (n)		4,588	4,543
7.500% due 05/15/2030 (n)	EUR	1,000	1,220

Claritev Corp. (6.500% Cash and 0.750% PIK)
7.250% due 03/31/2031 (d)		$8,228	6,583

Cogent Communications Group LLC/Cogent Finance, Inc.
7.000% due 06/15/2027 (n)		3,060	3,069

Directv Financing LLC
8.875% due 02/01/2030 (n)		4,600	4,660

DISH DBS Corp.
5.250% due 12/01/2026		41,888	40,652
5.750% due 12/01/2028		54,580	53,618
7.750% due 07/01/2026		33,117	32,735

Ecopetrol SA
7.750% due 02/01/2032 (n)		2,900	2,988
8.375% due 01/19/2036 (n)		1,030	1,061
8.875% due 01/13/2033 (n)		2,000	2,137

EW Scripps Co.
9.875% due 08/15/2030 (n)		6,200	6,197

Gray Media, Inc.
9.625% due 07/15/2032		2,000	2,077

Greene King Finance PLC
5.980% (BP0003M + 2.080%) due 03/15/2036 ~	GBP	200	248

Incora Intermediate II LLC (0.500% PIK)
0.500% due 01/31/2030 «(d)		$40,354	40,354

Incora Top Holdco LLC
6.000% due 01/30/2033 «(l)		28,507	44,482

INEOS Finance PLC
7.250% due 03/31/2031 (n)	EUR	2,500	2,543

JetBlue Airways Corp./JetBlue Loyalty LP
9.875% due 09/20/2031 (n)		$12,251	12,353

MercadoLibre, Inc.
4.900% due 01/15/2033		13,900	13,783

Motion Finco SARL
7.375% due 06/15/2030 (n)	EUR	18,500	19,806

MPH Acquisition Holdings LLC
5.750% due 12/31/2030 (n)		$40,848	35,877

MPH Acquisition Holdings LLC (6.500% Cash and 5.000% PIK)
11.500% due 12/31/2030 (d)(n)		7,844	8,303

National Collegiate Student Loan Trust
7.348% due 06/01/2045		50	40

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Mentor Holdings, Inc.
10.500% due 12/15/2030 (n)		$10,000	$10,062

Newfold Digital Holdings Group, Inc.
11.750% due 04/30/2029		17,009	12,880

Nissan Motor Co. Ltd.
7.500% due 07/17/2030 (n)		2,225	2,337

NPC Ukrenergo
6.875% due 11/09/2028		1,800	1,548

Ocado Group PLC
10.500% due 08/08/2029 (n)	GBP	29,643	40,283
11.000% due 06/15/2030 (n)		4,789	6,533

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(e)		$440	103
6.000% due 11/15/2026 ^(e)		430	103

Prime Healthcare Services, Inc.
9.375% due 09/01/2029 (n)		7,200	7,572

ProFrac Holdings II LLC
10.902% (TSFR3M + 7.250%) due 01/23/2029 ~(n)		11,271	11,525

Thames Water Super Senior Issuer PLC
9.750% due 10/10/2027	GBP	2,659	4,130

Toll Road Investors Partnership II LP
0.000% due 02/15/2043 (h)		$56,176	19,875

Topaz Solar Farms LLC
4.875% due 09/30/2039 (n)		1,855	1,662

Toucan FinCo Ltd./Toucan FinCo Can, Inc./Toucan FinCo U.S. LLC
8.250% due 05/15/2030	EUR	2,000	2,273
9.500% due 05/15/2030		$6,850	6,847

U.S. Renal Care, Inc.
10.625% due 06/28/2028		21,341	18,300

Ubisoft Entertainment SA
0.878% due 11/24/2027 (n)	EUR	17,100	18,526

Vale SA
0.000% due 12/29/2049 ~(j)	BRL	313,730	23,472

Venture Global LNG, Inc.
9.500% due 02/01/2029 (n)		$20,389	21,146

Viridien
8.500% due 10/15/2030 (n)	EUR	9,585	11,840
10.000% due 10/15/2030 (n)		$9,292	9,805

VZ Secured Financing BV
7.500% due 01/15/2033		10,200	10,343

Xerox Corp.
13.500% due 04/15/2031 (n)		1,875	1,536

Yinson Boronia Production BV
8.947% due 07/31/2042 (n)		294	321

			817,618

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.9%

Altice Holdings 1 SARL
0.010% due 12/31/2099 «	EUR	73	$1,206

NGD Holdings BV
6.750% due 12/31/2026 (n)		$892	817

OI SA (10.000% Cash or 6.000% PIK and 7.500% Cash or 13.500% PIK)
10.000% due 06/30/2027 (d)(n)		68,152	30,328

OI SA (8.500% PIK)
8.500% due 12/31/2028 (d)		141,257	1,677

Peru LNG SRL
5.375% due 03/22/2030 (n)		25,707	24,915

Petersen Claim Units
1.000% due 12/31/2099 «(l)		170	4,964

Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC
6.500% due 02/15/2029 (n)		11,950	11,488
8.625% due 06/15/2032 (n)		4,800	4,732

			80,127

Total Corporate Bonds & Notes (Cost $1,220,658)			1,074,300

CONVERTIBLE BONDS & NOTES 0.7%

BANKING & FINANCE 0.4%

Corestate Capital Holding SA (8.000% Cash or 9.000% PIK)
8.000% due 12/31/2028 (d)	EUR	799	502

Country Garden Holdings Co. Ltd.
0.000% due 12/31/2031 «(h)		$946	123

PennyMac Corp.
5.500% due 03/15/2026 (n)		18,075	18,102

Sunac China Holdings Ltd.
0.000% due 06/23/2026 «(h)		97	15
0.000% due 06/23/2028 «(h)		11	3

			18,745

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026		3,300	3,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ubisoft Entertainment SA
2.375% due 11/15/2028	EUR	6,500	$7,477

			10,678

Total Convertible Bonds & Notes (Cost $29,932)			29,423

MUNICIPAL BONDS & NOTES 0.3%

MICHIGAN 0.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044		$7,159	5,613

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (h)		43,500	5,943

			11,556

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		1,200	116

Total Municipal Bonds & Notes (Cost $12,776)			11,672

U.S. GOVERNMENT AGENCIES 3.0%

Federal Home Loan Mortgage Corp. Military Housing Bonds Resecuritization Trust Certificates
0.700% due 11/25/2055 ~(a)(n)		60,162	3,632

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.010% due 11/25/2045 ~(a)(n)		24,637	870

Federal Home Loan Mortgage Corp. REMICS
2.552% due 08/15/2026 •(a)		45	0
3.000% due 02/25/2051 (a)		6,641	1,204
4.500% due 12/25/2050 (a)(n)		3,177	720

Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust
1.638% due 11/25/2057 ~		1,411	530
2.736% due 11/25/2061 ~(a)(n)		19,138	7,721
3.463% due 05/25/2057 ~(n)		34,983	14,914
3.579% due 10/25/2058 ~		3,178	1,433
3.786% due 05/25/2064 ~		7,175	3,484
4.251% due 11/25/2059 ~(n)		20,297	10,239
5.000% due 04/25/2062 ~(n)		6,500	6,006
5.745% due 05/25/2060 ~		11,785	6,801
7.763% due 03/25/2061 ~		2,408	1,440

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Mortgage Corp. STACR REMICS Trust
9.374% due 01/25/2034 •(n)	$7,000	$8,394
10.124% due 09/25/2041 •(n)	3,700	3,813
11.374% due 10/25/2041 •(n)	20,205	21,105
12.374% due 02/25/2042 •(n)	1,600	1,716

Federal National Mortgage Association Connecticut Avenue Securities Trust
9.874% due 10/25/2041 - 12/25/2041 •(n)	24,585	25,400

Federal National Mortgage Association REMICS
0.000% due 02/25/2052 •(a)	171,856	264
1.500% due 02/25/2036 (a)(n)	7,930	324
4.000% due 09/25/2051 (a)(n)	20,689	4,952

Total U.S. Government Agencies (Cost $130,854)		124,962

U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Bonds
4.875% due 08/15/2045 (p)(r)	2,197	2,219

U.S. Treasury Notes
4.250% due 08/15/2035 (p)(r)	3,284	3,308

Total U.S. Treasury Obligations (Cost $5,623)		5,527

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.5%

1211 Avenue of the Americas Trust
4.142% due 08/10/2035 ~(n)	3,000	2,825

225 Liberty Street Trust
3.597% due 02/10/2036 (n)	3,500	3,431
4.649% due 02/10/2036 ~(n)	7,616	7,040

280 Park Avenue Mortgage Trust
6.197% due 09/15/2034 •(n)	9,645	9,536
6.905% due 09/15/2034 •(n)	7,233	7,065

Adjustable Rate Mortgage Trust
4.386% due 02/25/2036 •	28	17
4.846% due 10/25/2035 •(n)	1,471	1,356
4.866% due 11/25/2035 •(n)	1,552	1,703
4.996% due 01/25/2035 •(n)	1,411	1,375
5.646% due 02/25/2035 •(n)	4,520	3,795

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alba PLC
0.000% due 12/15/2038	GBP	0	$434
8.900% due 12/15/2038 •		3,491	3,040

Anthracite Investments Cayman Ltd.
5.678% due 06/20/2041		$6,135	0

Arima Mortgages PLC
0.000% due 07/28/2056 (a)(n)	GBP	9,500	9,533
0.000% due 07/28/2056 (b)(n)		43,339	52,391
0.000% due 07/28/2056 (b)		1,900	2,297

Ashford Hospitality Trust
7.023% due 04/15/2035 •(n)		$15,356	15,277

Atrium Hotel Portfolio Trust
7.098% due 12/15/2036 •(n)		20,936	19,355

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (n)		11,620	10,298
3.606% due 08/14/2034 ~(n)		6,216	1,486
7.615% due 09/15/2038 •(n)		17,240	15,690

BAMLL Re-REMICS Trust
5.881% due 06/17/2050 ~		3,000	556

Banc of America Funding Trust
0.000% due 10/25/2036 •(n)		17,653	6,713
3.650% due 08/25/2047 ~(n)		1,189	968
3.913% due 02/27/2037 ~(n)		2,530	2,735
6.000% due 07/25/2036 (n)		2,060	1,647

Banc of America Mortgage Trust
6.244% due 06/25/2034 ~		101	83

Bank of America Mortgage Trust
5.750% due 07/20/2032 ~		15	14

BBCCRE Trust
4.563% due 08/10/2033 ~(n)		15,960	10,970

BBCMS Mortgage Trust
3.688% due 02/15/2053 ~(n)		6,000	3,687

BBCMS Trust
7.598% due 07/15/2037 •(n)		5,300	3,862

BCAP LLC Trust
3.482% due 08/28/2037 ~(n)		11,002	7,169
4.049% due 05/26/2037 ~(n)		2,228	2,144
6.000% due 05/26/2037 ~(n)		5,701	4,770
6.500% due 06/26/2037 ~		1,961	452

BCP Trust
4.664% due 06/15/2038 •(n)		800	714
7.503% due 06/15/2038 •(n)		4,900	260
8.499% due 06/15/2038 •(n)		7,000	147

Bear Stearns ALT-A Trust
5.346% due 06/25/2034 ~		83	57

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		11	11

Beast Mortgage Trust
4.915% due 03/15/2036 •		6,700	5,610
8.315% due 03/15/2036 •(n)		3,125	437

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benchmark Mortgage Trust
2.994% due 04/15/2054 ~(n)		$2,000	$1,506
2.994% due 04/15/2054 ~		5,800	3,388
3.294% due 12/15/2062 ~		1,300	38

BFLD Trust
6.815% due 10/15/2035 •		950	20
7.565% due 10/15/2035 •		7,000	92
8.065% due 10/15/2035 •		5,130	24

BMO Mortgage Trust
3.269% due 02/17/2055 ~(n)		12,569	11,562

Bridgegate Funding PLC
0.000% due 10/16/2062 ~(n)	GBP	25,556	33,346
0.000% due 10/16/2062 ~		13,289	4,060
0.000% due 10/16/2062		3,705	0
9.941% due 10/16/2062 •(n)		15,333	20,633
12.941% due 10/16/2062 •(n)		7,667	13,351

BWAY Mortgage Trust
7.715% due 09/15/2036 •(n)		$6,154	5,110
8.715% due 09/15/2036 •(n)		6,611	5,215
9.715% due 09/15/2036 •(n)		3,000	2,249

BX Commercial Mortgage Trust
6.790% due 01/17/2039 •(n)		10,250	10,228

CD Mortgage Trust
5.688% due 10/15/2048		191	182

Chase Mortgage Finance Trust
4.613% due 03/25/2037 ~		33	30

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.216% due 01/25/2036 •(n)		2,869	2,141

CHL Mortgage Pass-Through Trust
4.546% due 05/25/2035 •(n)		3,921	3,194
4.989% due 09/20/2036 ~		53	48

Citigroup Commercial Mortgage Trust
3.790% due 12/15/2072 ~		8,450	1,954
3.790% due 12/15/2072 ~(n)		6,600	2,223

Citigroup Mortgage Loan Trust, Inc.
4.196% due 11/25/2036 •(n)		3,578	2,861
4.250% due 02/25/2054 ~(n)		13,555	12,977
5.118% due 11/25/2036 ~		434	286
5.798% due 08/25/2035 ~(n)		2,501	2,328
6.000% due 08/25/2035 (n)		3,002	2,652

City of Port Huron Water Supply System Revenue
7.750% due 11/01/2045 «(l)		58,452	58,949

CLNY Trust
6.174% due 11/15/2038 •(n)		1,600	1,510
6.870% due 11/15/2038 •(n)		10,750	9,525
7.566% due 11/15/2038 •(n)		12,700	10,891

COMM Mortgage Trust
1.363% due 10/10/2048 ~(a)(n)		28,636	0
2.819% due 01/10/2039 (n)		1,500	1,449
5.449% due 06/10/2044 ~(n)		1,136	1,069
9.865% due 12/15/2038 •(n)		5,260	4,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
4.226% due 07/25/2046 •(n)		$490	$532
4.266% due 05/25/2047 •(n)		2,367	1,546
4.326% due 12/25/2046 •		154	96
4.628% due 12/20/2035 •		316	334
8.273% due 02/25/2035 ~		162	126

Credit Suisse First Boston Mortgage Securities Corp.
4.850% due 12/25/2033 ~		483	449
4.981% due 07/15/2037 ~		15	14

CSFB Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032		433	280

CSMC Mortgage-Backed Trust
6.500% due 07/25/2036		488	98

CSMC Trust
3.673% due 10/27/2036 •(n)		11,606	7,919
3.778% due 11/10/2032 ~		4,900	788
4.251% due 11/27/2037 ~(n)		3,423	3,281
4.289% due 12/27/2036 •		2,038	492
5.265% due 07/15/2038 •(n)		6,010	5,383
5.549% due 01/15/2049 ~		2,500	131
5.549% due 01/15/2049 ~(n)		8,570	4,139
6.994% due 07/15/2032 •(n)		10,000	9,972
7.679% due 06/27/2037 ~(n)		1,135	988
8.044% due 07/15/2032 •(n)		22,329	22,226
9.044% due 07/15/2032 •		7,503	7,350

CSWF Corp.
4.931% due 06/15/2034 •(n)		671	659

DBGS Mortgage Trust
4.195% due 04/10/2037 ~(n)		21,777	16,278
8.165% due 10/15/2039 •(n)		6,000	4,556

Deutsche Mortgage Securities, Inc. Re-REMICS Trust Certificates
4.224% due 09/28/2036 ~(n)		3,144	2,314

DOLP Trust
3.704% due 05/10/2041 ~(n)		15,950	12,013

DROP Mortgage Trust
6.614% due 10/15/2043 •(n)		5,806	4,926

Eurosail-U.K. PLC
2.940% due 03/13/2045 •	EUR	250	260
4.201% due 06/13/2045 •(n)	GBP	1,792	2,328
5.251% due 06/13/2045 •(n)		5,421	6,049
7.401% (BP0003M + 3.500%) due 06/13/2045 ~(n)		1,525	1,563
7.901% due 06/13/2045 •(n)		1,781	1,990

FIAC
0.000% due 06/25/2039 «		1,000	0

Fremont Home Loan Trust
5.946% due 01/25/2034 •(n)		$1,883	1,676

GC Pastor Hipotecario 5 FTA
2.199% due 06/21/2046 •(n)	EUR	2,348	2,562

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		$700	691

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	$10,694

GreenPoint Mortgage Funding Trust
4.386% due 10/25/2045 •(n)		$15,976	10,856

GS Mortgage Securities Corp. Trust
7.270% due 12/15/2036 •(n)		7,664	6,982

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		81	78
0.000% due 12/25/2060 ~(a)		90,301	2,795
0.165% due 12/25/2060 ~(a)		77,704	624
3.923% due 12/25/2060 ~(n)		20,531	14,007

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 ~(a)		73,076	762
3.763% due 07/25/2059 ~(n)		6,871	4,704

GSMSC Resecuritization Trust
2.973% due 09/26/2037 ~(n)		38,352	14,575

HarborView Mortgage Loan Trust
4.326% due 12/19/2036 •(n)		2,086	2,021
4.506% due 03/19/2035 •(n)		1,278	1,289

Hilton USA Trust
2.828% due 11/05/2035		1,000	867
5.519% due 11/05/2035		3,000	8
6.155% due 11/05/2035		1,250	1

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (n)		6,381	2,286

Impac CMB Trust
4.126% due 11/25/2035 •		815	740
4.366% due 11/25/2035 •(n)		7,314	6,709

JP Morgan Alternative Loan Trust
4.266% due 03/25/2037 •(n)		4,203	3,537
4.622% due 12/25/2036 ~(n)		11,178	9,130

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~(n)		1,846	150
3.500% due 07/15/2047 ~		4,264	231
3.861% due 12/05/2038 ~		8,598	1,437
5.165% due 03/15/2036 •(n)		5,800	5,270
5.365% due 09/15/2029 •(n)		648	630
5.881% due 06/15/2049 ~		14,793	2,641
6.614% due 12/15/2036 •		4,240	11
7.048% due 02/15/2035 •(n)		17,361	16,605
7.505% due 06/15/2038 •(n)		5,000	3,279
7.715% due 03/15/2036 •		5,000	2,006
8.048% due 02/15/2035 •(n)		7,734	6,723
8.715% due 03/15/2036 •		400	61

JP Morgan Mortgage Trust
5.688% due 06/25/2036 ~		6	4

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(n)		7,332	1,413

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		400	24,941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~(n)		$22,339	$14,376

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	497

Mansard Mortgages PLC
7.563% due 10/15/2048 •(n)		1,913	2,381

MASTR Adjustable Rate Mortgages Trust
4.712% due 04/25/2035 ~		$688	501

Merrill Lynch Mortgage Investors Trust
4.581% due 07/25/2029 •		178	161
5.196% due 07/25/2029 •		9	6

MFT Mortgage Trust
3.477% due 02/10/2042 ~(n)		15,386	10,318

Morgan Stanley Capital I Trust
3.912% due 09/09/2032 (n)		12,000	10,855
4.648% due 08/15/2033 •(n)		6,331	5,209
5.365% due 05/15/2036 •(n)		4,500	416
5.748% due 06/15/2035 •		1,200	129
6.248% due 11/15/2034 •(n)		2,500	2,430
7.198% due 11/15/2034 •(n)		21,060	20,275
8.398% due 11/15/2034 •(n)		6,258	5,979

Morgan Stanley Mortgage Loan Trust
5.871% due 07/25/2034 •		104	104

Morgan Stanley Resecuritization Trust
4.183% due 06/26/2046 ~(n)		9,336	8,491

Morgan Stanley Residential Mortgage Loan Trust
0.325% due 01/25/2070 ~(a)(n)		91,855	429
1.358% due 01/25/2070 ~(a)(n)		91,855	3,325
7.125% due 01/25/2070 ~(n)		3,262	3,192

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		12	11

Mortgage Funding PLC
7.101% due 03/13/2046 •(n)	GBP	1,700	2,297

MRCD Mortgage Trust
2.718% due 12/15/2036 (n)		$11,000	5,995
4.250% due 12/15/2036		12,000	5,940
4.250% due 12/15/2036 ~(n)		4,000	390

MSDB Trust
3.316% due 07/11/2039 ~(n)		3,500	3,386

MSSG Trust
3.740% due 09/13/2039 ~(n)		8,006	6,895

Natixis Commercial Mortgage Securities Trust
4.058% due 04/10/2037 ~(n)		7,000	4,743
7.695% due 03/15/2035 •(n)		3,214	3,206
8.943% due 03/15/2035 •(n)		7,463	7,427

New Residential Mortgage Loan Trust
0.250% due 01/25/2065 ~(a)		249,716	1,732
1.226% due 01/25/2065 ~(a)(n)		249,716	6,886
3.978% due 07/25/2059 ~(n)		12,875	9,846
7.034% due 01/25/2065 ~(n)		10,971	10,440

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Resecuritization Trust
2.820% due 10/26/2036 •(n)		$6,746	$6,097
3.707% due 07/26/2035 ~		223	201

Project Cashmere
0.010% due 12/30/2057 «(c)	AUD	34,695	23,153
7.563% due 12/30/2057 «(c)		13,678	9,128
8.643% due 12/30/2057 «(c)		15,434	10,300

RALI Trust
6.000% due 01/25/2037		$109	87

RBSSP Resecuritization Trust
4.769% due 10/26/2037 •(n)		2,337	1,126

Residential Asset Securitization Trust
5.750% due 03/25/2037		1,793	527

Seasoned Credit Risk Transfer Trust
5.000% due 06/25/2065 ~		4,900	4,096

Seasoned Loans Structured Transaction Trust
8.737% due 04/25/2061 ~(n)		53,800	50,550

Sequoia Mortgage Trust
4.793% due 10/20/2035 •		8	8
4.823% due 07/20/2033 •		24	23

Sequoia Mortgage Trust 11
5.303% due 12/20/2032 •		111	74

SFO Commercial Mortgage Trust
6.764% due 05/15/2038 •(n)		10,000	9,933

SMRT Commercial Mortgage Trust
7.101% due 01/15/2039 •(n)		5,442	5,367

Soho Trust
2.697% due 08/10/2038 ~(n)		13,626	10,720

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~(n)		800	602

Starwood Mortgage Trust
7.015% due 04/15/2034 •(n)		7,024	7,012
8.015% due 04/15/2034 •(n)		6,612	6,605

Stratton Mortgage Funding PLC
0.000% due 06/28/2050 (b)(n)	GBP	5,663	6,176
0.000% due 06/28/2050 (n)		0	709
0.000% due 06/20/2060 (b)(n)		6,241	6,788
0.000% due 06/20/2060 (n)		0	3,723
7.741% due 06/20/2060 •(n)		624	875
8.741% due 06/28/2050 •(n)		119	160
8.741% due 06/20/2060 •(n)		624	894

Structured Adjustable Rate Mortgage Loan Trust
4.376% due 12/25/2034 •(n)		$1,783	1,387
4.496% due 10/25/2035 •(n)		3,661	3,592

Structured Asset Mortgage Investments II Trust
4.266% due 09/25/2047 •(n)		1,371	1,240

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(n)		4,192	1,712

TDA 27 FTA
2.208% due 12/28/2050 •(n)	EUR	10,980	11,724

TDA 28 FTA
2.272% due 10/28/2050 •(n)		21,526	14,092

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verus Securitization Trust
0.430% due 10/25/2063 ~(a)(n)	$106,375	$232
5.096% due 10/25/2063 ~(a)(n)	106,375	8,405
6.000% due 10/25/2063 ~(n)	8,976	9,033
7.782% due 06/25/2069 ~	1,000	1,009

WaMu Mortgage Pass-Through Certificates Trust
4.746% due 04/25/2045 •(n)	10,319	8,690
4.799% due 05/25/2047 •(n)	470	551
4.851% due 07/25/2045 •(n)	5,303	4,377
5.077% due 08/25/2046 •(n)	6,386	5,182
5.358% due 05/25/2035 ~(n)	415	317

Wells Fargo Commercial Mortgage Trust
0.392% due 12/15/2039 ~(a)(n)	355,000	484
3.454% due 12/15/2039 ~(n)	7,935	5,950
4.928% due 12/15/2039 ~(n)	11,535	10,864

Wells Fargo Mortgage-Backed Securities Trust
6.458% due 08/25/2035 ~(n)	851	689

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(n)	16,000	171
3.596% due 11/10/2036 ~	3,465	348

Total Non-Agency Mortgage-Backed Securities (Cost $1,279,023)		1,146,074

ASSET-BACKED SECURITIES 21.9%

AUTOMOBILE ABS OTHER 0.1%

Ally Bank Auto Credit-Linked Notes
6.678% due 09/15/2032	349	352
11.395% due 09/15/2032	523	538

Carvana Auto Receivables Trust
0.000% due 09/12/2028	12	477

Exeter Automobile Receivables Trust
0.000% due 12/15/2033	17	645

FHF Trust
7.050% due 01/15/2030	1,000	999

Flagship Credit Auto Trust
0.000% due 12/15/2027 «	20	891
0.000% due 12/15/2028 «	8	122

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SBNA Auto Receivables Trust
8.710% due 06/15/2033	$1,600	$1,626

		5,650

AUTOMOBILE SEQUENTIAL 0.4%

CPS Auto Securitization Trust
11.000% due 06/16/2032 «	15,637	15,882

CMBS OTHER 0.0%

LNR CDO III Ltd.
4.122% due 02/28/2043 •	2,058	0

N-Star REL CDO VIII Ltd.
4.234% due 02/01/2041 •	581	0

		0

HOME EQUITY OTHER 14.9%

ABFC Trust
4.791% due 07/25/2034 •(n)	52	52
4.821% due 06/25/2035 •(n)	880	845
4.896% due 03/25/2035 •(n)	6,466	5,828
5.016% due 03/25/2035 •	114	90

Accredited Mortgage Loan Trust
4.136% due 02/25/2037 •(n)	5,235	4,651
6.000% due 10/25/2034 þ(n)	1,863	1,682

ACE Securities Corp. Home Equity Loan Trust
4.266% due 04/25/2036 •(n)	7,944	6,369
4.491% due 12/25/2035 •(n)	3,059	2,445
4.551% due 05/25/2035 •(n)	27	27
4.806% due 08/25/2035 •(n)	3,606	3,139
4.836% due 05/25/2035 •(n)	296	243
5.121% due 02/25/2035 •(n)	14,430	11,513
6.771% due 06/25/2034 •(n)	1,024	888
7.221% due 04/25/2034 •	102	86
9.096% due 04/25/2034 •	33	28

Aegis Asset-Backed Securities Trust
4.566% due 08/25/2035 •	25	25
4.806% due 08/25/2035 •	700	115
4.821% due 06/25/2035 •	800	248
5.546% due 03/25/2035 •(n)	5,100	1,142

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
6.996% due 09/25/2034 •	638	581

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.761% due 09/25/2035 •(n)	360	361
4.791% due 11/25/2035 •(n)	400	357
4.791% due 01/25/2036 •(n)	1,100	1,041
4.821% due 05/25/2035 •(n)	174	170
4.866% due 09/25/2034 •(n)	281	280
4.866% due 01/25/2036 •(n)	1,100	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.536% due 01/25/2036 •(n)	$333	$362
4.606% due 02/25/2036 •	167	138
4.641% due 10/25/2035 •(n)	38,367	36,315
5.646% due 11/25/2034 •(n)	1,888	1,789

Asset-Backed Securities Corp. Home Equity Loan Trust
4.746% due 11/25/2035 •(n)	700	688
4.851% due 04/25/2035 •	8	10
4.866% due 05/25/2035 •(n)	198	196
4.926% due 04/25/2035 •(n)	200	186
5.421% due 10/25/2034 •	35	36

Bear Stearns Asset-Backed Securities I Trust
4.171% due 09/25/2034 •(n)	4,884	3,867
4.246% due 08/25/2035 •(n)	5,026	5,035
4.767% due 04/25/2035 •(n)	316	319
4.866% due 10/25/2035 •(n)	122	122
4.926% due 12/25/2035 •(n)	799	798
5.571% due 08/25/2034 •	11	11
5.576% due 12/25/2034 •	393	493
5.646% due 07/25/2034 •	64	73

Bear Stearns Asset-Backed Securities Trust
4.821% due 08/25/2036 •(n)	3,945	3,652

CDC Mortgage Capital Trust
6.396% due 06/25/2034 •(n)	659	657

CHEC Loan Trust
4.846% due 07/25/2034 •	45	45

CIT Mortgage Loan Trust
5.596% due 10/25/2037 •(n)	29,727	29,836

Citicorp Residential Mortgage Trust
4.379% due 07/25/2036 þ(n)	286	285
4.380% due 11/25/2036 þ(n)	5,639	5,030

Citigroup Mortgage Loan Trust, Inc.
4.821% due 10/25/2035 •(n)	687	494

Countrywide Asset-Backed Certificates
4.836% due 05/25/2035 •	34	34
4.941% due 05/25/2035 •	136	135

Countrywide Asset-Backed Certificates Trust
4.146% due 06/25/2047 •(n)	26,400	20,871
4.221% due 06/25/2047 •(n)	27,946	25,248
4.476% due 06/25/2036 •(n)	4,387	4,167
4.491% due 05/25/2036 •	274	219
4.506% due 06/25/2036 •(n)	2,301	2,244
4.806% due 02/25/2036 •(n)	2,390	2,146
4.956% due 08/25/2035 •(n)	187	186
5.106% due 01/25/2036 •(n)	3,674	3,435
5.346% due 10/25/2047 •(n)	9,916	8,674
5.721% due 10/25/2035 •(n)	12,314	10,567
5.946% due 08/25/2035 •(n)	3,494	2,948
8.346% due 08/25/2033 •	255	387

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ(n)	978	612

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
4.896% due 07/25/2036 •(n)	$773	$885
6.283% due 12/25/2036 þ(n)	1,800	1,802
6.767% due 05/25/2035 þ(n)	1,137	899

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ(n)	1,016	641

Encore Credit Receivables Trust
4.581% due 07/25/2035 •	79	75
4.821% due 11/25/2035 •(n)	13,988	12,660
4.896% due 07/25/2035 •	232	198

FBR Securitization Trust
4.776% due 09/25/2035 •(n)	1,800	1,645
4.821% due 11/25/2035 •	1,000	597

First NLC Trust
2.954% due 05/25/2035 •(n)	3,340	2,196

Fremont Home Loan Trust
4.326% due 02/25/2036 •(n)	10,756	7,824
4.521% due 01/25/2036 •(n)	1,300	1,112
4.806% due 04/25/2035 •(n)	1,200	1,064
4.911% due 06/25/2035 •	127	127
6.846% due 05/25/2034 •	24	22

GSAMP Trust
4.266% due 05/25/2046 •(n)	28,287	25,474
4.296% due 06/25/2036 •(n)	7,435	6,539
4.506% due 12/25/2035 •(n)	6,953	5,367
4.521% due 12/25/2035 •(n)	20,241	17,940
4.626% due 09/25/2035 •(n)	4,946	4,466
5.196% due 07/25/2045 •(n)	1,284	1,075
5.721% due 03/25/2034 •(n)	2,085	1,775
6.471% due 12/25/2034 •(n)	9,472	7,450

Home Equity Asset Trust
4.326% due 08/25/2036 •(n)	30,300	31,169

Home Equity Mortgage Loan Asset-Backed Trust
4.551% due 03/25/2036 •	302	247

HSI Asset Securitization Corp. Trust
4.656% due 01/25/2036 •(n)	24,675	18,665

JP Morgan Mortgage Acquisition Trust
4.296% due 05/25/2036 •(n)	4,625	4,673
4.421% due 11/25/2036 þ(n)	2,257	3,052

Long Beach Mortgage Loan Trust
4.761% due 08/25/2035 •(n)	1,000	930
4.971% due 04/25/2035 •(n)	1,800	1,776
4.971% due 06/25/2035 •(n)	15,032	14,473
4.996% due 09/25/2034 •	182	187
5.721% due 04/25/2035 •(n)	4,361	3,612
5.796% due 09/25/2034 •	64	69
8.346% due 10/25/2034 •(n)	1,050	944

MASTR Asset-Backed Securities Trust
4.461% due 01/25/2036 •(n)	9,120	8,376
4.746% due 10/25/2035 •(n)	400	378
4.821% due 05/25/2035 •	26	29
4.851% due 03/25/2035 •	337	341
4.866% due 03/25/2035 •	208	170

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.896% due 05/25/2035 •(n)	$400	$402
4.926% due 03/25/2035 •	479	456
9.696% due 12/25/2032 •	444	348

Merrill Lynch Mortgage Investors Trust
4.716% due 05/25/2036 •(n)	4,412	3,770
4.791% due 02/25/2036 •	148	149
4.881% due 02/25/2036 •	80	78
4.971% due 08/25/2036 •(n)	3,082	3,941
5.691% due 01/25/2035 •	46	46
5.991% due 04/25/2035 •(n)	636	619
6.771% due 01/25/2035 •	272	245

Morgan Stanley ABS Capital I, Inc. Trust
3.916% due 10/25/2036 •	193	101
4.551% due 11/25/2035 •(n)	5,825	5,156
4.881% due 03/25/2035 •(n)	253	234
4.911% due 03/25/2035 •(n)	8,770	7,655
4.941% due 01/25/2035 •(n)	261	233
5.571% due 07/25/2034 •	9	14
5.646% due 07/25/2034 •	15	15
5.646% due 06/25/2035 •(n)	6,216	5,105
9.096% due 07/25/2034 •	550	545
9.471% due 09/25/2033 •(n)	1,543	1,594

Morgan Stanley Capital I, Inc. Trust
4.401% due 01/25/2036 •(n)	3,698	3,144

Morgan Stanley Home Equity Loan Trust
4.911% due 05/25/2035 •(n)	5,603	5,454

New Century Home Equity Loan Trust
4.491% due 12/25/2035 •(n)	303	294
4.521% due 12/25/2035 •(n)	573	515
4.626% due 03/25/2035 •(n)	148	148
4.791% due 06/25/2035 •(n)	88	94
4.821% due 06/25/2035 •(n)	291	291
4.866% due 06/25/2035 •(n)	366	377
4.971% due 03/25/2035 •(n)	222	223

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
4.461% due 11/25/2035 •(n)	10,778	7,733
4.761% due 05/25/2035 •(n)	540	432
4.926% due 09/25/2035 •(n)	3,000	2,683

NovaStar Mortgage Funding Trust
4.731% due 01/25/2036 •(n)	4,500	3,933

Option One Mortgage Loan Trust Asset-Backed Certificates
4.746% due 11/25/2035 •(n)	6,267	5,522

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.761% due 09/25/2035 •(n)	19,124	15,048
4.821% due 07/25/2035 •(n)	400	360
5.316% due 01/25/2035 •(n)	1,730	1,477
5.946% due 12/25/2034 •(n)	17,379	14,689

People’s Choice Home Loan Securities Trust
4.821% due 05/25/2035 •(n)	200	143

Popular ABS Mortgage Pass-Through Trust
4.311% due 11/25/2036 •(n)	8,880	7,977

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
4.386% due 03/25/2036 •(n)	$14,679	$12,068

Residential Asset Securities Corporation Trust
4.791% due 12/25/2035 •(n)	477	373

Saxon Asset Securities Trust
4.646% due 09/25/2047 •(n)	10,946	8,840

SG Mortgage Securities Trust
4.206% due 02/25/2036 •(n)	4,243	2,109

Soundview Home Equity Loan Trust
7.230% due 03/25/2030 •	18	21

Soundview Home Loan Trust
4.221% due 10/25/2036 •(n)	21,927	22,502
4.311% due 06/25/2036 •(n)	10,075	9,026
4.821% due 11/25/2035 •(n)	423	420

Structured Asset Investment Loan Trust
4.346% due 06/25/2036 •(n)	15,000	6,485
4.596% due 10/25/2035 •(n)	21,319	18,287
4.821% due 06/25/2035 •(n)	8,048	7,343

Structured Asset Securities Corp.
5.046% due 02/25/2035 •	414	416

Structured Asset Securities Corp. Mortgage Loan Trust
4.191% due 02/25/2037 •(n)	16,931	14,540

Terwin Mortgage Trust
4.177% due 07/25/2036 þ(n)	435	328
4.386% due 07/25/2037 •(n)	11,253	10,772

Wells Fargo Home Equity Asset-Backed Securities Trust
6.396% due 11/25/2035 •	250	247

		621,448

HOME EQUITY SEQUENTIAL 0.0%

Structured Asset Securities Corp. Mortgage Loan Trust
5.646% due 08/25/2037 •	2	2

MANUFACTURING HOUSE ABS OTHER 0.0%

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~	1,546	1,606

GreenPoint Manufactured Housing
9.230% due 12/15/2029 ~	78	79

		1,685

MANUFACTURING HOUSE SEQUENTIAL 0.1%

BCMSC Trust
7.850% due 12/15/2029 ~	4,066	255

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~(n)		$15,419	$2,501
8.850% due 12/01/2030 ~(n)		19,044	2,165

			4,921

WHOLE LOAN COLLATERAL 0.4%

Citigroup Mortgage Loan Trust, Inc.
6.030% due 11/25/2034 þ(n)		4,115	3,635

First Franklin Mortgage Loan Trust
4.896% due 03/25/2035 •(n)		566	546

GSAMP Trust
5.571% due 08/25/2034 •		445	447

Lehman XS Trust
4.510% due 08/25/2035 •(n)		7,642	7,632

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
4.896% due 04/25/2035 •(n)		98	98

Securitized Asset-Backed Receivables LLC Trust
4.821% due 12/25/2034 •(n)		1,453	1,271
4.821% due 04/25/2035 •(n)		1,122	1,031

			14,660

OTHER ABS 6.0%

ABSLT DE LLC
12.234% due 05/20/2033 «		31,400	31,645

Acacia CDO 5 Ltd.
7.850% due 11/08/2039 •(n)		27,882	6,129

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(n)		3,326	3,265

Anchorage Credit Funding 13 Ltd.
0.000% due 07/27/2039 ~		5,600	3,826

Avoca CLO XIII DAC
0.000% due 04/15/2034 ~	EUR	2,250	971

Belle Haven ABS CDO Ltd.
7.500% due 07/05/2046 •		$96,561	215

C-BASS CBO XIII Ltd.
7.020% due 03/17/2040 •		51,642	547

C-BASS CBO XVI Corp.
7.250% due 09/06/2041 •		21,238	107

C-BASS CBO XVIII Ltd.
4.771% due 03/13/2047 •		54,782	5
5.538% due 03/13/2047		31,297	2

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	60

Cedar Funding IX CLO Ltd.
0.000% due 07/20/2037 ~(n)		12,000	3,963

College Avenue Student Loans Trust
0.000% due 06/25/2054 «(n)		22	12,159
8.660% due 06/25/2054 (n)		3,989	4,257

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coronado CDO Ltd.
5.533% due 09/04/2038 •(n)		$1,573	$461
6.000% due 09/04/2038 (n)		225	75

Deutsche Bank AG
11.214% due 01/21/2035 «•		10,100	10,225

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (n)		1,433	1,007

Eaton Vance CLO Ltd.
0.000% due 10/15/2038 ~(n)		38,315	14,573

ECAF I Ltd.
3.473% due 06/15/2040 (n)		1,485	1,329

FREED ABS Trust
0.000% due 09/20/2027 «		5	0

GreenSky Home Improvement Issuer Trust
8.750% due 10/27/2059		483	501

Harvest CLO XV DAC
0.000% due 05/22/2029 ~	EUR	2,000	80

Hout Bay Corp.
4.716% due 07/05/2041 •		$13,905	2,218
4.916% due 07/05/2041 •		8,111	10
5.046% due 07/05/2041 ^•(e)		3,290	0

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	9,547

Knollwood CDO Ltd.
7.700% due 01/10/2039 •(n)		8,051	2,728

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (n)		3,362	3,367

Lakeside CDO II Ltd./Lakeside CDO II, Inc.
5.464% due 01/03/2040 •(n)		14,637	3,197
5.464% due 01/04/2040 •(n)		19,449	4,248

LendingPoint Asset Securitization Trust
5.990% due 10/15/2029		259	258

LendingPoint Pass-Through Trust
0.000% due 03/15/2028		2,300	207
0.000% due 04/15/2028 «		2,900	379

Man GLG Euro CLO I DAC
0.000% due 10/15/2030 ~	EUR	1,431	2

Margate Funding Ltd.
7.330% due 12/04/2044 •(n)		$30,325	5,131
7.600% due 12/04/2044 ^•(e)		29,618	0

Marlette Funding Trust
0.000% due 07/16/2029 «		4	0
0.000% due 03/15/2030 «		11	8

Mercury CDO Ltd.
4.938% due 12/08/2040 •(n)		5,542	4,963

MKP CBO IV Ltd.
7.750% due 07/12/2040 •(n)		43,784	12,803

National Collegiate II Commutation Trust
3.748% due 06/01/2045		22,875	618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pagaya AI Debt Grantor Trust
0.000% due 04/15/2032 «~	$700	$327
5.617% due 04/15/2032 «	638	639
5.823% due 04/15/2032 «	450	451
6.261% due 04/15/2032 «	470	472
10.273% due 04/15/2032 «	580	569

Palisades CDO Ltd.
5.650% due 07/22/2039 (n)	1,952	452
8.200% due 07/22/2039 •(n)	20,889	6,903

Putnam Structured Product Funding Ltd.
5.265% due 10/15/2038 •(n)	2,390	1,255

RCKT Trust
7.830% due 11/27/2034	3,300	3,308

Rockford Tower CLO Ltd.
0.000% due 01/20/2036 «~	8,300	5,172
1.000% due 01/20/2032 «	8,300	47

RR 7 Ltd.
0.000% due 01/15/2120 ~(n)	5,000	1,304

Sierra Madre Funding Ltd.
4.278% due 09/07/2039 •(n)	8,169	4,501
4.538% due 09/07/2039 •(n)	16,000	4,875
4.778% due 09/07/2039 •	10,400	2,773

SMB Private Education Loan Trust
0.000% due 09/15/2045 «	15	341
0.000% due 09/18/2046 «	10	2,331
0.000% due 10/15/2048 «	15	3,541
0.000% due 09/15/2054 (n)	14,147	16,030
0.000% due 02/16/2055 «	8	7,900

Solstice ABS CBO Ltd.
9.050% due 03/15/2039 •(n)	8,662	2,231

South Coast Funding V Ltd.
5.198% due 08/06/2039 •(n)	24,341	7,509
7.398% due 08/06/2039 ^•(e)	40,756	4

Start II Ltd.
4.089% due 03/15/2044 (n)	1,383	1,380

Summer Street Ltd.
4.249% due 12/06/2045 •	45,954	9,813

Upstart Securitization Trust
7.410% due 09/20/2035	18,950	18,816

		248,030

Total Asset-Backed Securities (Cost $1,088,910)		912,278

SOVEREIGN ISSUES 1.7%

Argentina Bonar Bonds
0.750% due 07/09/2030 þ(n)	776	502
4.125% due 07/09/2035 þ(n)	1,209	859

Argentina Republic Government International Bonds
1.000% due 07/09/2029 (n)	759	679

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominican Republic International Bonds
10.500% due 03/15/2037 (n)	DOP	1,841,600	$31,407

Ghana Government International Bonds
0.000% due 07/03/2026 (h)		$42	41
0.000% due 01/03/2030 (h)		124	110
5.000% due 07/03/2029 þ		629	619

Romania Government International Bonds
6.250% due 09/10/2034	EUR	5,300	6,545

Russia Foreign Bonds - Eurobond
5.100% due 03/28/2035 «		$800	0
5.625% due 04/04/2042		6,200	4,340

Turkiye Government Bonds
38.324% (BISTREFI + 0.000%) due 09/06/2028 ~(n)	TRY	778,100	18,106
39.431% (BISTREFI + 0.000%) due 05/20/2026 ~		1,100	26
39.431% (BISTREFI + 0.000%) due 08/19/2026 ~		900	21
39.431% (BISTREFI + 0.000%) due 05/17/2028 ~(n)		155,800	3,627

Ukraine Government International Bonds
0.000% due 02/01/2030 þ(i)		$246	147
0.000% due 02/01/2034 þ(i)		921	439
0.000% due 02/01/2035 þ(i)		778	443
0.000% due 02/01/2036 þ(i)		648	368
4.500% due 02/01/2034 þ		1,329	814
4.500% due 02/01/2035 þ		1,606	963
4.500% due 02/01/2036 þ		1,575	929

Venezuela Government International Bonds
6.000% due 06/25/2035 ^(e)		85	23

9.250% due 09/15/2027 ^(e)	65	22

Total Sovereign Issues (Cost $70,717)		71,030

	SHARES
COMMON STOCKS 1.8%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (f)	725,704	1,604

iHeartMedia, Inc. Class A (f)	171,118	712

iHeartMedia, Inc. Class B «(f)	132,822	486

Promotora de Informaciones SA Class A (f)	2,330,820	970

SES SA «(f)	670,263	10,417

Uniti Group, Inc. (f)	243,237	1,705

		15,894

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (f)	1	$0

Steinhoff International Holdings NV «(f)(l)	233,504,654	0

West Marine «(f)(l)	3,579	23

		23

FINANCIALS 0.9%

Banca Monte dei Paschi di Siena SpA	3,581,000	38,128

Corestate Capital Holding SA «(f)(l)	632,951	0

UBS Group AG	5,143	237

XBP Global Holdings, Inc. (f)	77	1

		38,366

INDUSTRIALS 0.5%

Luxco Co. Ltd. «(f)(l)	1,112,333	19,624

Mcdermott International Ltd. (f)	461	10

Westmoreland Mining Holdings «(f)(l)	89,637	50

Westmoreland Mining LLC «(f)(l)	284,189	799

		20,483

REAL ESTATE 0.0%

Country Garden Holdings Co. Ltd. (f)	3,900	0

Total Common Stocks (Cost $43,092)		74,766

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

Windstream Holdings II LLC - Exp. 08/01/2035 «	319,065	2,147

CONSUMER DISCRETIONARY 0.0%

West Marine - Exp. 09/08/2028 «	6,096	0

Total Warrants (Cost $1,944)		2,147

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 5.4%

BANKING & FINANCE 0.2%

ADLER Group SA «	7,118,576	$0

Windstream Holdings II LLC «	10,449	10,385

		10,385

INDUSTRIALS 5.2%

Atlas Re Ltd. «	273	27,517

Clover Holdings, Inc.

0.000% «(l)	52,324	1,007

Mustang Express Ltd.
0.000% «	116,226	117,400

SVB Financial Trust
11.000% due 11/07/2032	47,859	22,805

Syniverse Holdings, Inc. «(l)	47,910,272	46,491

		215,220

Total Preferred Securities (Cost $225,542)		225,605

SHORT-TERM INSTRUMENTS 1.1%

MUTUAL FUNDS 0.1%

State Street Institutional U.S. Government Money Market Fund, Premier Class
3.850% (k)	4,424,767	4,425

	PRINCIPAL AMOUNT (000S)
REPURCHASE AGREEMENTS (m) 0.4%
		15,100

U.S. TREASURY BILLS 0.6%
3.676% due 01/13/2026 - 04/21/2026 (g)(h)(p)(r)	$27,511	27,259

Total Short-Term Instruments (Cost $46,779)		46,784

Total Investments in Securities (Cost $6,048,071)		5,561,286

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.4%

COMMON STOCKS 4.9%

AFFILIATED INVESTMENTS 4.9%

AmSurg Corp. «(f)(l)	2,562,021	$115,070

Incora New Equity «(f)(l)	1,270,491	49,212

Market Garden †«‡ (l)	28,283,586	29,107

Windstream Services LLC «(f)	1,637,865	11,038

		204,427

Total Common Stocks (Cost $207,043)		204,427

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%

PIMCO Short-Term Floating NAV Portfolio III	36,656,620	$357,072

Total Short-Term Instruments (Cost $356,914)		357,072

Total Investments in Affiliates (Cost $563,957)		561,499

Total Investments 146.7% (Cost $6,612,028)		$6,122,785

Financial Derivative Instruments (o)(q) (0.4)% (Cost or Premiums, net $49,620)		(16,438)

Other Assets and Liabilities, net (46.3)%		(1,931,989)

Net Assets 100.0%		$4,174,358

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

†

Represents co-investment made with the Fund’s affiliates in accordance with the terms of the exemptive relief received from the U.S. Securities and Exchange Commission. See Note 10, Related Party Transactions in the Notes to Financial Statements.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

‡	Insurance-Linked Investments.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Security becomes interest bearing at a future date.

(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(k)	Coupon represents a 7-Day Yield.

(l) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AmSurg Corp.	11/02/2023 - 11/06/2023	$107,054	$115,070	2.76%
City of Port Huron Water Supply System Revenue 7.750% due 11/01/2045	12/19/2025	58,884	58,949	1.41
Clover Holdings, Inc.	12/09/2024	785	1,007	0.02
Corestate Capital Holding SA	08/22/2023	0	0	0.00
Incora New Equity	01/31/2025	61,714	49,212	1.18
Incora Top Holdco LLC 6.000% due 01/30/2033	01/31/2025 - 11/03/2025	28,507	44,482	1.07
Luxco Co. Ltd.	10/01/2025	19,586	19,624	0.48
M BB Grove LLC 0.000% due 04/07/2027	09/18/2024 - 12/07/2025	57,076	56,556	1.35
Market Garden	03/13/2024	28,284	29,107	0.70
Petersen Claim Units 1.000% due 12/31/2099	12/08/2025 - 12/24/2025	4,882	4,964	0.12
Steinhoff International Holdings NV	06/30/2023 - 10/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2025	47,287	46,491	1.11
WHLN 2024-ACRA-FF2 9.500% due 08/01/2027	08/01/2024	542	543	0.01
WHLN 2024-CV3 9.750% due 05/01/2026	01/06/2024	9,553	9,544	0.23

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
WHLN 2024-CV3-FF2 9.250% due 10/01/2027	01/10/2024	$17,607	$17,597	0.42%
WHLN 2025-CV3-PF-FF2 9.150% due 04/01/2027	01/04/2025	6,869	6,858	0.16
WHLN 2025-CV3-PF-FF3 9.000% due 08/01/2027	01/08/2025	34,725	34,754	0.83
WHLN 2025-CV3-PF-FF4 8.625% due 09/01/2027	01/08/2025	32,955	32,979	0.79
WHLN 2025-CV3-PF-FF5 8.625% due 10/01/2027	01/10/2025	34,290	34,308	0.82
WHLN 2025-NVES-PF-FF3 8.625% due 03/01/2027	01/09/2025	16,510	16,523	0.40
WHLN RTL-PFLX 0.000% due 06/01/2049	01/10/2025	2,820	2,407	0.06
WHLN-2025-CV3-PF-FF1 9.250% due 02/01/2027	01/01/2025	10,934	10,945	0.26
West Marine	09/12/2023	52	23	0.00
Westmoreland Mining Holdings	04/09/2018 - 06/30/2023	726	50	0.00
Westmoreland Mining LLC	06/30/2023 - 02/03/2025	1,182	799	0.02

		$582,824	$592,792	14.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	3.870%	12/31/2025	01/02/2026	$15,100	U.S. Treasury Notes 4.000% due 01/31/2031	$(15,376)	$15,100	$15,103

Total Repurchase Agreements						$(15,376)	$15,100	$15,103

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	4.810%	10/23/2025	04/23/2026			$(43,727)	$(44,186)
	4.810	11/10/2025	05/11/2026			(3,207)	(3,231)
	4.810	11/28/2025	05/27/2026			(50,086)	(50,335)
	4.810	12/16/2025	06/16/2026			(4,711)	(4,722)
BOS	4.710	12/23/2025	04/20/2026			(338)	(338)
	4.810	12/23/2025	04/20/2026			(2,607)	(2,610)
	4.910	12/23/2025	04/20/2026			(3,223)	(3,227)
BPS	0.000	11/28/2025	TBD	(3)	EUR	(1,538)	(1,808)
	2.251	12/19/2025	03/18/2026		EUR	(7,168)	(8,432)
	3.880	12/12/2025	TBD	(3)		$(3,443)	(3,451)
	4.310	12/10/2025	02/10/2026			(3,259)	(3,268)
	4.380	12/12/2025	01/30/2026			(7,920)	(7,941)
	4.410	12/31/2025	01/30/2026			(584)	(584)
	4.460	11/13/2025	05/13/2026			(8,275)	(8,329)
	4.520	10/24/2025	01/23/2026			(5,884)	(5,936)
	4.910	11/13/2025	05/13/2026			(2,820)	(2,840)
	4.940	10/23/2025	04/23/2026			(108,995)	(110,169)
	4.940	11/13/2025	05/13/2026			(34,699)	(34,948)
BRC	(2.250)	12/30/2025	TBD	(3)		(1,360)	(1,360)
	1.500	09/29/2025	TBD	(3)	EUR	(1,398)	(1,650)
	1.500	10/17/2025	TBD	(3)		(1,055)	(1,244)
	1.650	11/14/2025	TBD	(3)		(2,256)	(2,658)

62	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	1.930%	11/14/2025	TBD	(3)	EUR	(2,264)	$(2,668)
	2.150	12/04/2025	TBD	(3)		(3,866)	(4,551)
	3.250	12/19/2025	TBD	(3)	GBP	(700)	(944)
	3.350	12/19/2025	TBD	(3)		(2,063)	(2,785)
	3.450	12/19/2025	TBD	(3)		(1,754)	(2,367)
	3.580	12/12/2025	TBD	(3)		$(4,855)	(4,865)
	3.800	12/12/2025	TBD	(3)		(4,011)	(4,020)
	3.900	12/12/2025	TBD	(3)		(1,039)	(1,042)
	3.950	12/12/2025	TBD	(3)		(498)	(499)
	4.100	12/12/2025	TBD	(3)		(19,314)	(19,361)
	4.110	12/01/2025	01/09/2026			(76,838)	(77,118)
	4.124	10/01/2025	01/05/2026			(6,679)	(6,750)
	4.200	12/12/2025	01/12/2026			(4,641)	(4,652)
	4.400	12/17/2025	03/17/2026			(9,282)	(9,300)
	4.710	11/05/2025	03/05/2026			(1,001)	(1,009)
	4.810	10/31/2025	01/30/2026			(2,373)	(2,395)
	4.860	11/17/2025	03/17/2026			(30,627)	(30,829)
	4.880	12/09/2025	03/09/2026			(4,461)	(4,476)
	4.890	12/10/2025	03/10/2026			(21,484)	(21,551)
	4.910	10/31/2025	01/30/2026			(31,119)	(31,417)
	4.910	11/05/2025	03/05/2026			(685)	(691)
	4.910	11/17/2025	03/17/2026			(7,973)	(8,026)
	4.910	12/19/2025	04/20/2026			(45,299)	(45,385)
	4.932	12/05/2025	03/04/2026		GBP	(13,340)	(18,050)
	5.033	10/01/2025	02/02/2026			$(1,790)	(1,813)
	5.050	11/06/2025	02/06/2026			(2,639)	(2,660)
	5.100	11/05/2025	02/06/2026			(7,381)	(7,442)
	5.254	12/19/2025	02/19/2026		GBP	(26,874)	(36,297)
	5.330	08/04/2025	02/04/2026			$(1,774)	(1,814)
BYR	4.210	10/10/2025	01/12/2026			(6,264)	(6,331)
	4.210	11/03/2025	02/03/2026			(4,766)	(4,802)
	4.210	12/03/2025	03/03/2026			(16,533)	(16,596)
	4.260	12/05/2025	04/06/2026			(2,221)	(2,228)
	4.260	12/15/2025	04/06/2026			(6,866)	(6,881)
CDC	4.210	09/22/2025	01/20/2026			(3,006)	(3,045)
	4.210	12/10/2025	04/09/2026			(2,527)	(2,534)
	4.210	12/17/2025	04/16/2026			(15,601)	(15,630)
	4.210	12/23/2025	04/16/2026			(2,616)	(2,619)
	4.210	01/02/2026	05/01/2026			(2,149)	(2,149)
	4.270	12/02/2025	01/02/2026			(475)	(477)
	4.270	12/22/2025	01/02/2026			(1,119)	(1,121)
	4.270	12/26/2025	01/02/2026			(577)	(577)
	4.330	10/28/2025	01/28/2026			(953)	(960)
DBL	1.850	09/03/2025	TBD	(3)	EUR	(806)	(953)
	2.220	12/08/2025	TBD	(3)		(2,491)	(2,932)
	2.637	12/05/2025	06/04/2026			(3,800)	(4,474)
	3.900	12/12/2025	TBD	(3)		$(8,728)	(8,748)
	3.950	12/12/2025	TBD	(3)		(19,627)	(19,672)
	4.165	12/19/2025	02/20/2026			(828)	(830)
	4.210	12/19/2025	TBD	(3)	GBP	(5,897)	(7,962)
	4.330	12/12/2025	01/09/2026			$(26,576)	(26,643)
	4.365	12/19/2025	02/20/2026			(2,725)	(2,730)
	4.411	12/08/2025	02/06/2026			(1,416)	(1,420)
	4.461	12/08/2025	02/06/2026			(4,968)	(4,984)
	4.465	12/19/2025	02/20/2026			(3,078)	(3,084)
	4.515	12/19/2025	02/20/2026			(6,113)	(6,124)
	4.561	12/08/2025	02/06/2026			(13,304)	(13,346)
	4.565	12/19/2025	02/20/2026			(6,733)	(6,745)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	63

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.611%	12/08/2025	02/06/2026			$(8,375)	$(8,400)
	4.615	12/19/2025	02/20/2026			(1,299)	(1,301)
	4.661	12/08/2025	02/06/2026			(3,853)	(3,866)
	4.761	12/08/2025	02/06/2026			(1,469)	(1,474)
	4.785	10/29/2025	02/27/2026		GBP	(1,031)	(1,402)
	4.861	12/08/2025	02/06/2026			$(8,157)	(8,184)
	4.961	12/08/2025	02/06/2026			(6,025)	(6,046)
	4.965	12/19/2025	02/20/2026			(3,968)	(3,975)
	5.011	12/08/2025	02/06/2026			(1,648)	(1,653)
	5.111	12/08/2025	02/06/2026			(971)	(974)
	5.161	12/08/2025	02/06/2026			(4,167)	(4,181)
	5.211	12/08/2025	02/06/2026			(10,171)	(10,208)
	5.236	12/08/2025	02/06/2026			(12,646)	(12,690)
	5.261	12/08/2025	02/06/2026			(6,435)	(6,459)
	5.286	12/08/2025	02/06/2026			(4,630)	(4,646)
	5.311	12/08/2025	02/06/2026			(18,209)	(18,276)
	5.361	12/08/2025	02/06/2026			(10,091)	(10,127)
	5.386	12/08/2025	02/06/2026			(7,874)	(7,902)
	5.391	12/08/2025	02/06/2026			(4,521)	(4,538)
	5.461	12/08/2025	02/06/2026			(6,244)	(6,267)
	5.486	12/08/2025	02/06/2026			(862)	(865)
	5.511	12/08/2025	02/06/2026			(2,460)	(2,469)
DEU	4.270	12/15/2025	02/13/2026			(7,268)	(7,284)
	4.320	12/31/2025	02/13/2026			(9,832)	(9,833)
GLM	4.980	12/23/2025	09/23/2026			(6,310)	(6,319)
	5.030	12/23/2025	09/23/2026			(5,698)	(5,706)
IND	4.230	12/17/2025	03/17/2026			(497)	(498)
	4.300	12/23/2025	03/23/2026			(1,600)	(1,602)
	4.470	10/28/2025	01/28/2026			(2,772)	(2,795)
	4.490	10/28/2025	01/28/2026			(2,924)	(2,948)
JML	0.000	11/18/2025	TBD	(3)	EUR	(2,021)	(2,375)
	4.300	12/12/2025	01/30/2026			$(7,676)	(7,695)
	4.775	12/05/2025	03/04/2026		GBP	(987)	(1,335)
	4.806	12/05/2025	02/04/2026			(1,042)	(1,410)
MEI	4.370	12/05/2025	03/04/2026			(1,360)	(1,839)
	4.540	11/26/2025	03/26/2026			(479)	(649)
	5.090	11/26/2025	03/26/2026			(5,235)	(7,093)
	5.290	11/26/2025	03/26/2026			(1,710)	(2,317)
MSB	4.760	11/19/2025	05/18/2026			$(1,172)	(1,179)
	4.810	11/05/2025	05/04/2026			(374)	(378)
	4.860	12/30/2025	06/29/2026			(12,143)	(12,148)
MSC	3.250	12/12/2025	01/30/2026			(694)	(695)
	3.630	12/12/2025	01/30/2026			(722)	(724)
	4.860	12/30/2025	06/29/2026			(6,267)	(6,270)
MYI	1.750	06/11/2025	TBD	(3)	EUR	(416)	(494)
	1.750	08/20/2025	TBD	(3)		(11,075)	(13,100)
	3.250	12/19/2025	TBD	(3)	GBP	(3,499)	(4,722)
	3.300	12/29/2025	TBD	(3)		(2,726)	(3,676)
	3.950	12/19/2025	TBD	(3)		(6,762)	(9,128)
MZF	4.760	12/10/2025	06/10/2026			$(11,079)	(11,114)
	4.830	12/10/2025	06/10/2026			(61,905)	(62,105)
	4.910	12/10/2025	06/10/2026			(4,613)	(4,628)
	5.030	12/10/2025	06/10/2026			(11,072)	(11,109)
NOM	3.930	12/12/2025	TBD	(3)		(536)	(537)
RCE	2.850	10/28/2025	04/29/2026		EUR	(7,060)	(8,339)
RCY	4.400	12/04/2025	01/07/2026			$(283)	(284)
RTA	4.295	11/20/2025	05/20/2026			(21,493)	(21,610)
	4.295	12/02/2025	06/02/2026			(35,612)	(35,753)

64	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.295%	12/11/2025	06/11/2026			$(2,973)	$(2,981)
	4.295	12/15/2025	05/20/2026			(1,717)	(1,721)
	4.295	12/18/2025	06/18/2026			(21,043)	(21,080)
	4.295	12/26/2025	06/18/2026			(651)	(651)
	4.740	12/18/2025	06/18/2026			(9,505)	(9,524)
	4.750	12/10/2025	04/09/2026			(165)	(165)
	4.770	11/04/2025	05/04/2026			(1,528)	(1,540)
	4.770	11/12/2025	05/12/2026			(1,945)	(1,959)
	4.770	11/21/2025	05/20/2026			(4,672)	(4,699)
	4.770	12/04/2025	06/04/2026			(4,225)	(4,242)
	4.770	12/18/2025	06/18/2026			(3,900)	(3,907)
	4.820	10/28/2025	04/28/2026			(1,991)	(2,010)
	4.820	12/04/2025	06/04/2026			(791)	(794)
	4.820	12/05/2025	05/04/2026			(12,326)	(12,374)
	4.820	12/08/2025	03/09/2026			(14,922)	(14,974)
	4.850	12/10/2025	04/09/2026			(103)	(103)
	4.880	12/10/2025	04/09/2026			(1,030)	(1,033)
	4.920	12/10/2025	04/09/2026			(2,806)	(2,815)
	4.970	10/31/2025	04/29/2026			(14,638)	(14,778)
	4.970	11/12/2025	05/12/2026			(4,045)	(4,075)
	4.970	12/10/2025	04/09/2026			(7,510)	(7,534)
	4.980	12/10/2025	04/09/2026			(6,142)	(6,163)
	4.990	12/10/2025	04/09/2026			(861)	(864)
	5.000	12/10/2025	04/09/2026			(270)	(271)
	5.050	11/12/2025	05/12/2026			(12,259)	(12,349)
	5.090	12/10/2025	04/09/2026			(474)	(476)
SBI	5.015	10/23/2025	06/03/2026			(2,681)	(2,708)
	5.115	10/23/2025	06/03/2026			(421)	(425)
	5.165	10/23/2025	06/03/2026			(2,548)	(2,574)
SOG	2.100	10/03/2025	TBD	(3)	EUR	(4,081)	(4,821)
	3.970	12/12/2025	TBD	(3)		$(3,917)	(3,926)
	3.990	12/12/2025	TBD	(3)		(15,221)	(15,256)
	4.260	12/24/2025	02/24/2026			(2,061)	(2,064)
	4.323	10/17/2025	01/16/2026		GBP	(1,555)	(2,115)
	4.460	10/21/2025	01/21/2026			$(2,579)	(2,603)
	4.470	10/08/2025	01/08/2026			(6,604)	(6,674)
	4.470	11/13/2025	01/07/2026			(1,511)	(1,520)
	4.470	11/28/2025	01/08/2026			(1,927)	(1,936)
	4.470	12/19/2025	01/16/2026			(8,506)	(8,521)
	4.660	10/31/2025	04/30/2026			(6,622)	(6,680)
	4.683	12/12/2025	03/12/2026			(4,865)	(4,878)
	4.710	12/18/2025	06/18/2026			(5,312)	(5,323)
	4.760	10/31/2025	04/30/2026			(35,277)	(35,592)
	4.810	10/31/2025	04/30/2026			(2,409)	(2,430)
	4.810	11/19/2025	05/19/2026			(7,697)	(7,745)
UBS	2.180	11/11/2025	TBD	(3)	EUR	(8,725)	(10,286)
	2.220	12/03/2025	03/03/2026			(5,288)	(6,225)
	2.220	12/04/2025	03/04/2026			(17,225)	(20,279)
	2.270	12/11/2025	02/11/2026			(5,033)	(5,923)
	2.618	11/24/2025	01/26/2026			(4,447)	(5,241)
	2.755	12/05/2025	03/04/2026			(1,880)	(2,214)
	4.320	10/22/2025	01/22/2026			$(2,003)	(2,021)
	4.320	10/24/2025	01/23/2026			(5,642)	(5,690)
	4.320	11/20/2025	01/23/2026			(3,823)	(3,843)
	4.370	11/24/2025	01/23/2026			(5,106)	(5,131)
	4.390	10/03/2025	01/06/2026			(12,432)	(12,570)
	4.390	10/08/2025	01/08/2026			(1,176)	(1,188)
	4.625	12/05/2025	03/04/2026		GBP	(3,401)	(4,601)
	4.635	10/17/2025	04/17/2026			(11,184)	(15,220)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	65

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.650%	10/16/2025	04/16/2026	$	(6,825)	$(6,894)
	4.670	11/05/2025	02/05/2026		(6,067)	(6,113)
	4.710	12/30/2025	06/29/2026		(2,608)	(2,609)
	4.720	10/28/2025	04/28/2026		(4,305)	(4,346)
	4.760	10/10/2025	04/10/2026		(2,369)	(2,397)
	4.760	11/19/2025	05/18/2026		(648)	(652)
	4.760	12/10/2025	04/09/2026		(424)	(425)
	4.770	11/19/2025	05/19/2026		(949)	(955)
	4.781	09/26/2025	03/24/2026	GBP	(5,600)	(7,644)
	4.810	10/10/2025	04/10/2026	$	(1,168)	(1,182)
	4.810	12/30/2025	06/29/2026		(5,477)	(5,479)
	4.820	10/28/2025	04/28/2026		(1,719)	(1,735)
	4.820	11/19/2025	05/19/2026		(7,758)	(7,803)
	4.820	12/03/2025	03/03/2026		(22,219)	(22,309)
	4.830	12/10/2025	06/10/2026		(57,245)	(57,429)
	4.850	10/27/2025	04/27/2026		(2,124)	(2,143)
	4.860	11/05/2025	05/04/2026		(5,559)	(5,607)
	4.860	12/30/2025	06/29/2026		(13,082)	(13,087)
	4.870	10/23/2025	01/23/2026		(2,697)	(2,722)
	4.870	10/31/2025	04/29/2026		(730)	(737)
	4.870	11/04/2025	05/04/2026		(7,763)	(7,828)
	4.890	11/12/2025	05/12/2026		(908)	(915)
	4.900	10/16/2025	04/16/2026		(4,861)	(4,913)
	4.900	11/10/2025	02/10/2026		(265)	(267)
	4.910	11/05/2025	05/04/2026		(2,156)	(2,174)
	4.910	11/12/2025	05/12/2026		(2,532)	(2,550)
	4.920	11/12/2025	05/12/2026		(1,146)	(1,154)
	4.920	11/19/2025	05/19/2026		(12,101)	(12,174)
	4.950	11/10/2025	02/10/2026		(4,750)	(4,784)
	4.960	12/30/2025	06/29/2026		(8,763)	(8,767)
	4.970	10/23/2025	01/23/2026		(29,465)	(29,753)
	4.970	11/12/2025	05/12/2026		(6,023)	(6,066)
	4.980	09/30/2025	01/05/2026		(834)	(845)
	4.990	10/03/2025	01/06/2026		(26,047)	(26,376)
	5.020	10/23/2025	01/23/2026		(3,190)	(3,222)
	5.020	11/12/2025	05/12/2026		(1,682)	(1,695)
	5.040	10/03/2025	01/06/2026		(5,242)	(5,308)

Total Reverse Repurchase Agreements						$(1,852,599)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2025:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(102,474)	$0	$(102,474)	$134,945	$32,471
BOS	15,103	(6,175)	0	8,928	(6,599)	2,329
BPS	0	(187,706)	0	(187,706)	240,999	53,293
BRC	0	(361,689)	0	(361,689)	472,349	110,660
BYR	0	(36,838)	0	(36,838)	42,747	5,909
CDC	0	(29,112)	0	(29,112)	31,803	2,691
DBL	0	(236,550)	0	(236,550)	316,108	79,558

66	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
DEU	$0	$(17,117)	$0	$(17,117)	$20,206	$3,089
GLM	0	(12,025)	0	(12,025)	16,212	4,187
IND	0	(7,843)	0	(7,843)	9,212	1,369
JML	0	(12,815)	0	(12,815)	15,179	2,364
MEI	0	(11,898)	0	(11,898)	21,622	9,724
MSB	0	(13,705)	0	(13,705)	122,264	108,559
MSC	0	(7,689)	0	(7,689)	10,532	2,843
MYI	0	(31,120)	0	(31,120)	31,597	477
MZF	0	(88,956)	0	(88,956)	204,610	115,654
NOM	0	(537)	0	(537)	679	142
RCE	0	(8,339)	0	(8,339)	14,092	5,753
RCY	0	(284)	0	(284)	324	40
RTA	0	(190,445)	0	(190,445)	277,644	87,199
SBI	0	(5,707)	0	(5,707)	7,465	1,758
SOG	0	(112,084)	0	(112,084)	142,612	30,528
UBS	0	(371,491)	0	(371,491)	268,818	(102,673)

Total Borrowings and Other Financing Transactions	$15,103	$(1,852,599)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(164,901)	$(85,204)	$(250,341)	$(500,446)
Convertible Bonds & Notes	0	0	(14,974)	0	(14,974)
U.S. Government Agencies	0	(34,534)	(10,692)	(27,911)	(73,137)
Non-Agency Mortgage-Backed Securities	0	(61,691)	(225,351)	(346,430)	(633,472)
Asset-Backed Securities	0	(30,598)	(142,136)	(401,836)	(574,570)
Sovereign Issues	0	(27,137)	0	(26,714)	(53,851)

Total Borrowings	$0	$(318,861)	$(478,357)	$(1,053,232)	$(1,850,450)

Payable for reverse repurchase agreements(5)					$(1,850,450)

(n)	Securities with an aggregate market value of $2,410,036 and cash of $10,384 have been pledged as collateral under the terms of the above master agreements as of December 31, 2025.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2025 was $(1,779,014) at a weighted average interest rate of 5.017%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(2,149) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	67

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

(o) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2026	68	$(16,373)	$61	$0	$0
3-Month SOFR Active Contract March Futures	06/2026	64	(15,438)	27	2	0

Total Futures Contracts				$88	$2	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2025(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Venture Global LNG, Inc.	5.000%	Quarterly	12/20/2030	4.628%	$	23,300	$250	$129	$379	$62	$0
Worldline SA/France	5.000	Quarterly	12/20/2027	10.409	EUR	2,100	(203)	(16)	(219)	12	0
Worldline SA/France	5.000	Quarterly	12/20/2028	11.085		400	(57)	(7)	(64)	2	0
Worldline SA/France	5.000	Quarterly	12/20/2030	10.384		18,000	(3,292)	(300)	(3,592)	104	0

							$(3,302)	$(194)	$(3,496)	$180	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	3.750%	Annual	09/17/2030	GBP	73,600	$(357)	$765	$408	$83	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032		9,000	874	1,387	2,261	0	(8)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033		4,600	512	294	806	0	(5)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		18,100	1,978	12,445	14,423	0	(18)
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		$10,300	5	206	211	1	0
Pay	1-Day USD-SOFR Compounded-OIS	4.400	Annual	09/16/2026		305,600	351	1,764	2,115	0	(15)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		11,500	(373)	15	(358)	0	(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.200	Annual	09/15/2027		236,100	367	3,114	3,481	0	(97)
Pay	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		2,500	20	(73)	(53)	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.100	Annual	03/21/2028		340,000	377	4,780	5,157	0	(198)
Pay	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		58,100	(1,904)	16	(1,888)	0	(52)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		93,400	(21)	5,128	5,107	91	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		56,100	622	28	650	0	(54)

68	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	4.000%	Annual	03/15/2029		$24,000	$94	$318	$412	$0	$(26)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		59,000	3,100	(4,383)	(1,283)	0	(82)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029		89,300	(1,675)	798	(877)	107	0
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/21/2030		233,100	71	3,646	3,717	0	(333)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/18/2030		665,600	(6,576)	(1,853)	(8,429)	0	(989)
Pay	1-Day USD-SOFR Compounded-OIS	3.900	Annual	03/16/2031		48,200	211	597	808	0	(81)
Pay(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	03/18/2031		290,800	370	131	501	0	(473)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		84,400	10,215	(1,814)	8,401	165	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		44,600	316	(825)	(509)	0	(89)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034		1,250	(11)	12	1	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2035		45,650	(749)	906	157	106	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/17/2045		28,720	556	1,074	1,630	85	0
Receive	1-Day USD-SOFR Compounded-OIS	1.150	Semi-Annual	09/20/2050		24,300	45	12,435	12,480	56	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/16/2051		74,500	13,419	24,519	37,938	172	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	27,366	47,660	300	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	6,601	16,717	107	0
Receive	1-Year BRL-CDI	11.115	Maturity	01/04/2027	BRL	290,000	0	2,406	2,406	1	0
Pay	1-Year BRL-CDI	11.250	Maturity	01/04/2027		3,200	0	(41)	(41)	0	0
Pay	1-Year BRL-CDI	11.275	Maturity	01/04/2027		1,600	0	(20)	(20)	0	0
Pay	1-Year BRL-CDI	11.290	Maturity	01/04/2027		1,600	0	(20)	(20)	0	0
Pay	1-Year BRL-CDI	11.731	Maturity	01/04/2027		800	0	(7)	(7)	0	0
Pay	1-Year BRL-CDI	11.746	Maturity	01/04/2027		3,600	0	(33)	(33)	0	0
Pay	1-Year BRL-CDI	11.901	Maturity	01/04/2027		8,500	0	(68)	(68)	0	0
Pay	1-Year BRL-CDI	12.047	Maturity	01/04/2027		269,000	0	(1,867)	(1,867)	0	(1)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	503	584	3	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	107	106	1	0
Pay(5)	6-Month EUR-EURIBOR	2.500	Annual	03/18/2031		37,900	135	(370)	(235)	0	(29)
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	2,441	2,685	9	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	7,617	7,518	28	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	8,565	10,020	39	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		52,500	316	7,652	7,968	32	0
Receive	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	330	605	935	6	0

							$54,708	$126,867	$181,575	$1,392	$(2,561)

Total Swap Agreements							$51,406	$126,673	$178,079	$1,572	$(2,561)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	69

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2	$1,572	$1,574	$0	$0	$(2,561)	$(2,561)

(p)

Securities with an aggregate market value of $4,250 and cash of $68,754 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2025.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2026		EUR	7,134	$		8,406	$24	$(5)
	01/2026		GBP	143,511			188,959	0	(4,486)
	01/2026		TRY	207			5	0	0
	01/2026	$		18,538		EUR	15,792	38	(10)
	01/2026			55		PLN	202	1	0
	02/2026		DOP	173,820	$		2,705	2	(28)
BPS	01/2026		CNH	16,995			2,412	0	(27)
	01/2026	$		2,534		EUR	2,161	7	0
	01/2026			93		IDR	1,555,005	0	0
	01/2026			55		PLN	203	1	0
	05/2026			701		KWD	214	0	(5)

70	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2026	$		503		KWD	154	$0	$(2)
	07/2026			312			95	0	(1)
	06/2027			243			74	0	(2)
	05/2029		KWD	1,047	$		3,600	142	0
	07/2029			154			530	21	0
	05/2030			763			2,626	92	0
BRC	01/2026		CNH	27			4	0	0
	01/2026		EUR	515,987			599,083	0	(7,564)
	01/2026		HKD	49			6	0	0
	01/2026	$		20,752		EUR	17,763	132	0
	01/2026			49		PLN	178	1	0
	01/2026			16,184		TRY	724,498	545	0
	01/2026		ZAR	29,898	$		1,726	0	(77)
	02/2026	$		6,194		TRY	280,339	182	0
	03/2026			21,718			993,640	262	0
BSH	01/2026		JPY	86,271	$		554	3	0
CBK	01/2026		DOP	45,089			695	0	(15)
	01/2026		EUR	27,583			32,238	8	(199)
	01/2026	$		166		CNY	1,171	1	0
	01/2026			2,577		EUR	2,191	2	(3)
	01/2026			1,618		GBP	1,223	31	0
	01/2026			45		INR	4,050	0	(1)
DUB	01/2026			16			1,466	0	0
	01/2026		ZAR	35,520	$		2,039	0	(103)
	02/2026	$		7,474		TRY	341,495	186	0
FAR	01/2026		CNH	60,607	$		8,611	0	(85)
	01/2026	$		524		MXN	9,726	15	0
	01/2026			358		PLN	1,309	6	0
	01/2026		ZAR	36,946	$		2,149	0	(79)
	03/2026		MXN	34			2	0	0
GLM	01/2026		CHF	843	$		1,052	0	(14)
	01/2026		DOP	365,565			5,896	144	0
	01/2026		EUR	2,637			3,082	0	(18)
	01/2026	$		5,583		EUR	4,790	48	0
	01/2026			237		PLN	864	4	0
	01/2026		ZAR	27,473	$		1,594	0	(63)
	02/2026		DOP	586,062			9,198	49	(55)
	02/2026	$		451		TRY	20,551	12	0
	03/2026		BRL	9,760	$		1,774	16	0
	03/2026		DOP	95,882			1,515	17	0
	05/2026			193,601			2,966	0	(32)
MYI	01/2026		JPY	8,702			56	0	0
	01/2026		ZAR	10,066			585	0	(22)
NGF	01/2026		HKD	134,063			17,248	12	0
	02/2026	$		1,009		TRY	45,856	29	0
	03/2026		TRY	10,673	$		233	0	(2)
	03/2026	$		7,922		TRY	360,804	101	0
RYL	01/2026			2,137		GBP	1,602	23	0
	01/2026			1,080		HKD	8,401	0	0

Total Forward Foreign Currency Contracts								$2,157	$(12,898)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	71

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2025(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Petroleos Mexicanos	1.000%	Quarterly	12/20/2030	2.822%	$14,400	$(1,132)	$15	$0	$(1,117)
CBK	Petroleos Mexicanos	1.000	Quarterly	12/20/2030	2.822	8,000	(648)	27	0	(621)
GST	Soft Bank Group,Inc.	1.000	Quarterly	06/20/2026	1.706	5,700	(48)	31	0	(17)

							$(1,828)	$73	$0	$(1,755)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-SOFR	Maturity	01/30/2026	$84	$0	$87	$87	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive(5)	Agile Group Holdings Ltd. «	N/A	0.000% (SOFR less a specified spread)	Maturity	01/28/2036	CNY 101,100	$42	$(3,084)	$0	$(3,042)

Total Swap Agreements								$(1,786)	$(2,924)	$87	$(4,797)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$65	$0	$0	$65	$(4,529)	$0	$0	$(4,529)	$(4,464)	$4,356	$(108)
BPS	263	0	87	350	(37)	0	0	(37)	313	(260)	53
BRC	1,122	0	0	1,122	(7,641)	0	(1,117)	(8,758)	(7,636)	8,250	614
BSH	3	0	0	3	0	0	0	0	3	30	33
CBK	42	0	0	42	(218)	0	(621)	(839)	(797)	883	86
DUB	186	0	0	186	(103)	0	0	(103)	83	0	83
FAR	21	0	0	21	(164)	0	0	(164)	(143)	0	(143)
GLM	290	0	0	290	(182)	0	0	(182)	108	0	108
GST	0	0	0	0	0	0	(17)	(17)	(17)	0	(17)
MYC	0	0	0	0	0	0	(3,042)	(3,042)	(3,042)	2,867	(175)
MYI	0	0	0	0	(22)	0	0	(22)	(22)	37	15
NGF	142	0	0	142	(2)	0	0	(2)	140	0	140
RYL	23	0	0	23	0	0	0	0	23	0	23

Total Over the Counter	$2,157	$0	$87	$2,244	$(12,898)	$0	$(4,797)	$(17,695)

(r)

Securities with an aggregate market value of $16,423 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2025.

72	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	180	0	0	1,392	1,572

	$0	$180	$0	$0	$1,394	$1,574

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,157	$0	$2,157
Swap Agreements	0	0	0	0	87	87

	$0	$0	$0	$2,157	$87	$2,244

	$0	$180	$0	$2,157	$1,481	$3,818

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$2,561	$2,561

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,898	$0	$12,898
Swap Agreements	0	1,755	0	0	3,042	4,797

	$0	$1,755	$0	$12,898	$3,042	$17,695

	$0	$1,755	$0	$12,898	$5,603	$20,256

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	73

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(76)	$(76)
Swap Agreements	0	92	0	0	2,036	2,128

	$0	$92	$0	$0	$1,960	$2,052

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,809	$0	$1,809
Swap Agreements	0	200	0	0	(28)	172

	$0	$200	$0	$1,809	$(28)	$1,981

	$0	$292	$0	$1,809	$1,932	$4,033

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(415)	$(415)
Swap Agreements	0	(194)	0	0	6,250	6,056

	$0	$(194)	$0	$0	$5,835	$5,641

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,766	$0	$11,766
Swap Agreements	0	9	0	0	(200)	(191)

	$0	$9	$0	$11,766	$(200)	$11,575

	$0	$(185)	$0	$11,766	$5,635	$17,216

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,130,630	$706,088	$1,836,718
Corporate Bonds & Notes
Banking & Finance	0	175,587	968	176,555
Industrials	0	732,782	84,836	817,618
Utilities	0	73,957	6,170	80,127
Convertible Bonds & Notes
Banking & Finance	0	18,604	141	18,745
Industrials	0	10,678	0	10,678
Municipal Bonds & Notes
Michigan	0	11,556	0	11,556
West Virginia	0	116	0	116
U.S. Government Agencies	0	124,962	0	124,962
U.S. Treasury Obligations	0	5,527	0	5,527
Non-Agency Mortgage-Backed Securities	0	1,008,412	137,662	1,146,074
Asset-Backed Securities
Automobile ABS Other	0	4,637	1,013	5,650
Automobile Sequential	0	0	15,882	15,882
Home Equity Other	0	621,448	0	621,448

74	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2025
Home Equity Sequential	$0	$2	$0	$2
Manufacturing House ABS Other	0	1,685	0	1,685
Manufacturing House Sequential	0	4,921	0	4,921
Whole Loan Collateral	0	14,660	0	14,660
Other ABS	0	162,277	85,753	248,030
Sovereign Issues	0	71,030	0	71,030
Common Stocks
Communication Services	4,021	970	10,903	15,894
Consumer Discretionary	0	0	23	23
Financials	1	38,365	0	38,366
Industrials	10	0	20,473	20,483
Warrants
Communication Services	0	0	2,147	2,147
Preferred Securities
Banking & Finance	0	0	10,385	10,385
Industrials	0	22,805	192,415	215,220
Short-Term Instruments
Mutual Funds	0	4,425	0	4,425
Repurchase Agreements	0	15,100	0	15,100
U.S. Treasury Bills	0	27,259	0	27,259
	$4,032	$4,282,395	$1,274,859	$5,561,286

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	204,427	204,427
Short-Term Instruments
Central Funds Used for Cash Management Purposes	357,072	0	0	357,072
	$357,072	$0	$204,427	$561,499
Total Investments	$361,104	$4,282,395	$1,479,286	$6,122,785

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,574	0	1,574
Over the counter	0	2,244	0	2,244
	$0	$3,818	$0	$3,818

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,561)	0	(2,561)
Over the counter	0	(14,653)	(3,042)	(17,695)
	$0	$(17,214)	$(3,042)	$(20,256)
Total Financial Derivative Instruments	$0	$(13,396)	$(3,042)	$(16,438)
Totals	$361,104	$4,268,999	$1,476,244	$6,106,347

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2025:

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2025(2)
Investments in Securities, at Value
Loan Participations and Assignments	$562,603	$207,516	$(153,303)	$2,542	$2,391	$(7,456)	$100,980	$(9,095)	$706,088	$(4,613)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	75

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Beginning Balance at 06/30/2025	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2025(2)
Corporate Bonds & Notes
Banking & Finance	$1,261	$968	$(1,300)	$0	$6	$33	$0	$0	$968	$0
Industrials	88,692	3,769	(18,508)	276	0	10,607	0	0	84,836	5,442
Utilities	0	5,735	0	(7)	0	442	0	0	6,170	442
Convertible Bonds & Notes
Banking & Finance	0	140	0	5	0	(4)	0	0	141	(4)
Non-Agency Mortgage-Backed Securities	41,333	100,604	0	340	(2)	(4,613)	0	0	137,662	(4,611)
Asset-Backed Securities
Automobile ABS Other	2,218	0	0	0	0	(560)	0	(645)	1,013	(3)
Automobile Sequential	16,261	0	(363)	0	0	(16)	0	0	15.882	(10)
Other ABS	107,208	35,994	(1,742)	50	(8,523)	4,997	0	(16,237)	85,753	(1,989)
Common Stocks
Communication Services	26,986	0	(24,136)	0	12,606	(4,553)	0	0	10,903	10,697
Consumer Discretionary	23	0	0	0	0	0	0	0	23	0
Financials	23,122	0	(23,692)	0	(19,065)	19,635	0	0	0	0
Industrials	722	19,586	0	0	0	165	0	0	20,473	165
Warrants
Communication Services	5,325	1,943	(4,799)	0	1,268	(1,590)	0	0	2,147	204
Financials	3	0	(16)	0	(11,782)	11,795	0	0	0	0
Preferred Securities
Banking & Finance	0	10,448	0	0	0	(63)	0	0	10,385	(63)
Industrials	71,363	120,218	0	0	0	834	0	0	192,415	834

	$947,120	$470,927	$(227,859)	$3,206	$(23,101)	$29,563	$100,980	$(25,977)	$1,274,859	$6,491

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	203,106	9,992	(16,939)	0	0	8,268	0	0	204,427	8,005

	$1,150,226	$480,919	$(244,798)	$3,206	$(23,101)	$37,831	$100,980	$(25,977)	$1,479,286	$14,495

Financial Derivative Instruments - Liabilities
Over the counter	$(2,704)	$0	$0	$0	$0	$(338)	$0	$0	$(3,042)	$(338)

Totals	$1,147,522	$480,919	$(244,798)	$3,206	$(23,101)	$37,493	$100,980	$(25,977)	$1,476,244	$14,157

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2025	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$75,465	Comparable Companies	EBITDA Multiple	X	16.360	—
	262,125	Discounted Cash Flow	Discount Rate		4.814-75.000	9.631
	166,753	Discounted Cash Flow	Discount Rate		8.930-14.044	9.656
	20,992	Indicative Market Quotation	Broker Quote		101.250	—
	44,437	Recent Transaction	Purchase price		98.000-99.000	98.112
	136,316	Third Party Vendor	Broker Quote		42.500-122.000	115.890
Corporate Bonds & Notes
Banking & Finance	940	Recent Transaction	Purchase price		100.000	—
	28	Indicative Market Quotation	Broker Quote		6.000	—
Industrials	84,836	Comparable Companies/Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.000	—
Utilities	1,206	Indicative Market Quotation	Broker Quote	EUR	14.125	—
	4,964	Recent Transaction	Purchase Price		2,920.000	—

76	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2025

Category and Subcategory	Ending Balance at 12/31/2025	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Convertible Bonds & Notes
Banking & Finance	$141	Indicative Market Quotation	Broker Quote		13.000-21.500	16.757
Non-Agency Mortgage-Backed Securities	36,132	Discounted Cash Flow	Discount Rate		9.750-10.500	10.458
	58,949	Proxy Pricing	Base Price		100.813	—
	42,581	Recent Transaction	Purchase Price		100.000	—
Asset-Backed Securities
Automobile ABS Other	1,013	Discounted Cash Flow	Discount Rate		16.000	—
Automobile Sequential	15,882	Discounted Cash Flow	Discount Rate		10.420	—
Other ABS	85,753	Discounted Cash Flow	Discount Rate		5.957-24.500	10.801
Common Stocks
Communication Services	10,417	Indicative Market Quotation	Broker Quote	$	15.542	—
	486	Reference Instrument	Stock Price w/Liquidity Discount		12.000	—
Consumer Discretionary	23	Comparable Companies/Discounted Cash Flow	Revenue Multiple/Discount Rate	X/%	0.500/20.750	—
Industrials	849	Indicative Market Quotation	Broker Quote	$	0.563-2.813	2.679
	19,624	Indicative Market Quotation	Broker Quote	EUR	15.012	—
Warrants
Communication Services	2,147	Option Pricing Model	Volatility		65.000	—
Preferred Securities
Banking & Finance	10,385	Discounted Cash Flow	Discount Rate		11.780	—
Industrials	1,007	Comparable Companies	Revenue/EBITDA Multiple	X	4.625/18.000	—
	46,491	Discounted Cash Flow	Discount Rate		14.350	—
	117,400	Recent Transaction	Purchase Price	$	100.000 - 1,052.632	290.526
	27,517	Sum Of The Parts	Discount Rate		3.718	—

Investments in Securities, at Value
Common Stocks
Affiliated Investments	115,070	Comparable Companies	EBITDA Multiple	X	16.360	—
	49,212	Comparable Companies/Discounted Cash Flow	EBITDA Multiple/Discount Rate	X/%	13.000/10.000
	11,038	Reference Instrument	Stock Price w/Liquidity Discount		4.130	—
	29,107	Sum Of The Parts	Discount rate/mortality assumption		15.323/2015 ANB VBT Mortality Table	—

Financial Derivative Instruments - Liabilities
Over the counter	(3,042)	Indicative Market Quotation	Broker Quote		(21.028)	—

Total	$1,476,244

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2025	77

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4.

PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only.

PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time.

Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the

78	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to, ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

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Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Taxes The Funds may be subject to foreign taxes on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. These foreign taxes, if any, are paid by a Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of December 31, 2025, if any, are disclosed in the Statements of Assets and Liabilities.

(c) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(d) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the

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respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(e) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Monthly

PIMCO Flexible Credit Income Fund	Daily	Monthly

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

More generally, sales of a Fund’s portfolio holdings may result in short-term capital gains (which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net of long-term capital losses), potentially subjecting shareholders of the Fund to adverse tax consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on each Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to

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Notes to Financial Statements (Cont.)

note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(f) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2023, FASB issued ASU 2023-09, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Management has implemented changes in connection with the amendments and where applicable included additional disclosure in the Notes to Financial Statements.

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”). Information that becomes known to a Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing

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Notes to Financial Statements (Cont.)

Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual

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loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models.

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The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in

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Notes to Financial Statements (Cont.)

the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option

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Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

The Sum-of-the-Parts model is typically used when an investment or subject company has two or more separate and distinct assets that would each require its own valuation methodology, typically an income or market approach. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated funds for the period ended December 31, 2025 (amounts in thousands†):

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Investment in PIMCO Short-Term Floating NAV Portfolio III

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2025	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Flexible Credit Income Fund	$379,504	$1,491,427	$(1,514,000)	$(9)	$150	$357,072	$9,998	$0

PIMCO Flexible Emerging Markets Income Fund	3,157	27,366	(25,900)	2	0	4,625	66	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Significant Accounting Policies Distributions Common shares, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended December 31, 2025 (amounts in thousands†, except number of shares).

PIMCO Flexible Credit Income Fund

Security Name	Market Value at 06/30/2025	Purchases at cost	Proceeds from Sale	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 12/31/2025	Dividend Income	Shares Held at 12/31/2025

Amsurg Equity	$115,667	$0	$0	$0	$(597)	$115,070	$0	2,562,021

Incora New Equity	42,924	0	0	0	6,288	49,212	0	1,270,491

Market Garden Dogwood LLC	44,515	0	(16,939)	0	1,531	29,107	0	28,283,586

Oi SA	2,603	0	(428)	428	(2,603)	0	0	0

Windstream Services LLC	0	9,991	0	0	1,047	11,038	0	1,637,865

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the antifraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of

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such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which a Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If a Fund or a Subsidiary of a Fund are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or a Subsidiary of a Fund may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or a Subsidiary of a Fund acquired, held or foreclosed a loan without a required state license, the Funds or Subsidiary could be subject to

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penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Insurance-Linked Investments include, for example, insurance-linked instruments and similar investments, such as event-linked bonds and reinsurance contracts, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans. The aforementioned instruments may include life settlement contracts and longevity and mortality investments. In a life settlement contract, a life insurance policy owner transfers his or her policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The longer the insured lives, the lower a Fund’s rate of return on the policy. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of

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certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) risks related to the capability of the servicer of the securitized assets, (iv) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results, and (vi) the CDO’s manager may perform poorly.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a

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different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2025, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided

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interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by

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a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements). Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to a Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to the counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily

SEMIANNUAL REPORT	DECEMBER 31, 2025	99

Notes to Financial Statements (Cont.)

and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

100	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, a Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

SEMIANNUAL REPORT	DECEMBER 31, 2025	101

Notes to Financial Statements (Cont.)

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of

102	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets and/ or various credit ratings within each sector. Credit indexes are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. Credit default swaps on credit indexes may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit

SEMIANNUAL REPORT	DECEMBER 31, 2025	103

Notes to Financial Statements (Cont.)

default swaps on indexes are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure as the value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference

104	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with investment in the Funds.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation	X	X

Call	X	X

Confidential Information Access	X	X

Contingent Convertible Securities	X	X

Convertible Securities	X	X

Corporate Debt Securities	X	X

Counterparty	X	X

“Covenant-Lite” Obligations	X	X

Credit Default Swaps	X	X

Credit	X	X

Currency	X	X

Cyber Security	X	X

Derivatives	X	X

Distressed and Defaulted Securities	X	X

Distribution Rate	X	X

Emerging Markets	X	X

Equity	X	X

Focused Investment	X	X

Foreign (Non-U.S.) Government Securities	—	X

Foreign (Non-U.S.) Investment	X	X

Foreign Loan Originations	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Inflation-Indexed Security	—	X

Insurance-Linked and Other Instruments	X	X

Interest Rate	X	X

Investments in REITS	—	X

Issuer	X	X

Large Shareholder	X	X

Leverage	X	X

SEMIANNUAL REPORT	DECEMBER 31, 2025	105

Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Liquidity	X	X

Loan Origination	X	X

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments	X	X

Management	X	X

Market	X	X

Market Disruptions	X	X

Mortgage-Related and Other Asset-Backed Instruments	X	X

Municipal Bond	X	X

New/Small Fund	X	—

Non-Diversification	X	—

Operational	X	X

Other Investment Companies	X	—

Other Pooled Investment Vehicles	—	X

Platform	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Funds Risk — Tax	X	X

Privately-Issued Mortgage-Related Securities	X	X

Private Placements	X	X

Private Real Estate Investments Risk	—	X

Real Estate	X	X

Real Estate Joint Venture	—	X

Regulatory Changes	X	X

Reinvestment	X	X

REIT Subsidiary — Tax	—	X

Repurchase Agreements	X	X

Repurchase Offers	X	X

Risk Retention Investment	X	X

Senior Debt	X	X

Short Exposure	X	X

Sovereign Debt	X	X

Structured Investments	X	X

Subprime	X	X

Subsidiary	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

Zero-Coupon Bonds, Step-Ups and Payment-in-Kind Securities	X	X

Asset Allocation Risk is the risk that a Fund could experience losses as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose which could result in the Fund being underweight or overweight in sectors, asset classes, or geographies that perform differently than expected.

106	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g. declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk is the risk of investing in contingent convertible securities, including the risk that interest payments may be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk of a Fund’s investment receiving less favorable treatment than equity of the issuer in certain situations, such as during periods of financial distress or regulatory intervention, the risk that that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall

SEMIANNUAL REPORT	DECEMBER 31, 2025	107

Notes to Financial Statements (Cont.)

inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.

“Covenant-Lite” Obligations Risk is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached, which would allow the lender to restructure the loan or take other action intended to help mitigate losses. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations.

108	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.

Currency Risk is the risk that investments denominated in foreign (non-U.S.) currencies or in securities that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may fluctuate in value, due to the risk that those currencies will fluctuate in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will fluctuate in value relative to the currency being hedged. Currency risk may be particularly high to the extent that a Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries.

Cyber Security Risk is the risk that, as the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Fund, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Changes in the value of a derivative or other similar investment may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar

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Notes to Financial Statements (Cont.)

investments may result in losses to a Fund, a reduction in a Fund’s returns and/ or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distressed and Defaulted Securities Risk is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. A Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk is the risk that the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk is the risk of investing in emerging market securities. The risks primarily associated with foreign (non-U.S.) investments may be particularly high to the extent a Fund invests in securities of issuers based or doing business in emerging markets countries or in securities denominated in the currencies of emerging market countries.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights

Focused Investment Risk is the risk that, to the extent that a Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign (Non-U.S.) Government Securities Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

110	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller or less developed markets, differing financial reporting, accounting, legal, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of actual or anticipated changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation- Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services.

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Notes to Financial Statements (Cont.)

Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.

Insurance-Linked and Other Instruments Risk is the risk that a Fund could lose a portion or all of the principal it has invested in insurance-linked instruments and similar investments (which may include, for example, exposure to reinsurance contracts (through sidecars or otherwise), event-linked bonds, such as catastrophe and resilience bonds, and securities relating to life insurance policies, annuity contracts and premium finance loans).

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value due to change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields.

Investments in REITs Risk is the risk that an investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment.

Issuer Risk is the risk that the value of a security may decline for reasons related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Large Shareholder Risk is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been

112	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

leveraged. There can be no assurance these circumstances will occur. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate changes and other market risks. When a Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. The use of leverage may also increase a Fund’s sensitivity to interest rate risks.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during political events (including periods of rapid interest rate changes). There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by the Fund and/or when the Fund wishes to dispose of it.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. If a loan is foreclosed, a Fund may become owner of the loan’s collateral. A Fund may bear the costs and liabilities associated

SEMIANNUAL REPORT	DECEMBER 31, 2025	113

Notes to Financial Statements (Cont.)

with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund invests in loans or originates loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably due to a variety of factors affecting securities markets generally or particular industries, sectors or companies.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, climate change and climate-related events, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors, causing a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. A Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund’s guidelines), which generally carry higher levels of the foregoing risks.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

114	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Non-Diversification Risk is the risk of focusing investments on a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Other Pooled Investment Vehicles Risk is associated with the risks relating to the Fund’s investment in other pooled investment vehicles, including investment companies, private funds or other pooled investment vehicles that would qualify as “investment companies” under the 1940 Act but for an applicable exemption or exclusion, including but not limited to Sections 3(c)(1) or 3(c)(7) of the 1940 Act (“Private Funds”). In addition to the risks discussed above in “Other Investment Companies Risk,” to the extent the Fund invests through one or more Private Funds, the Fund would be exposed to the risks associated with such Private Fund’s investments. The Fund’s investments in Private Funds would not be subject to the protections afforded to shareholders under the 1940 Act. By investing in Private Funds indirectly through the Fund, a shareholder would bear two layers of asset-based fees and expenses — at the Fund level and the Private Fund level — in addition to indirectly bearing any performance fees charged by the Private Fund.

Platform Risk is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an

SEMIANNUAL REPORT	DECEMBER 31, 2025	115

Notes to Financial Statements (Cont.)

alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns. The realization of short-term capital gains may also cause adverse tax consequences for the Fund’s shareholders.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Funds Risk – Tax Risk is the risk presented by a Fund’s investments in underlying private funds and the potential impact on a Fund’s ability to satisfy the requirements to be treated as a RIC under Subchapter M of the Internal Revenue Code (“Code”). Private funds generally are not obligated to disclose the contents of their portfolios, and this lack of transparency may make it difficult for PIMCO to monitor the sources of a Fund’s income and its diversification of assets or otherwise comply with Subchapter M of the Code.

116	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Privately-Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers. Additionally, privately-issued mortgage-related securities generally are exempt from registration under the Securities Act of 1933 and, as such, are not subject to the same disclosure requirements as publicly-issued mortgage-related securities.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Private Real Estate Investments Risk is the risk that exposure to private commercial real estate comes with a variety of risks, including lease defaults, terminations by one or more tenants or landlord-tenant disputes that may reduce the revenues and net income from investments in U.S. and non-U.S. real estate investments through one or more controlled subsidiaries structured as real estate investment trusts (each a “REIT Subsidiary”), which would reduce the amount of income payable by the REIT Subsidiary to a Fund. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect a Fund’s performance.

Real Estate Risk is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans, real estate-linked derivative instruments and pooled investment vehicles (including registered investment companies and private funds or other pooled investment vehicles that would qualify as “investment companies” under the 1940 Act but for an applicable exemption or exclusion) that invest in real estate investments, as applicable. A Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Real Estate Joint Venture Risk is the risk that in joint ventures with third parties to make investments, the investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries would generally share control with the third-party partner (for example, the REIT Subsidiary may have approval rights over some or all of the joint venture’s activities, and in limited circumstances that do not amount to primary control of the joint venture, may have the ability to require that the joint venture take specific actions), even though the REIT Subsidiary may hold a majority of the economic interests of a joint venture.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

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Notes to Financial Statements (Cont.)

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Subsidiary Risk — Tax Risk is the risk that investments in U.S. and non-U.S. real estate investments through one or more REIT Subsidiaries are subject to risks associated with the direct ownership of real estate. REIT Subsidiaries may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by the REIT Subsidiaries or securing any mortgages owned by the REIT Subsidiaries (which changes in value could be influenced by market conditions for real estate in general or fluctuations in the value of rights to natural resources appurtenant to the properties held by the REIT Subsidiaries).

Repurchase Agreements Risk is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Risk Retention Investment Risk is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

118	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Senior Debt Risk is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Structured Investments Risk is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. A Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. A Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under Subchapter M of the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

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Notes to Financial Statements (Cont.)

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bonds, Step-Ups and Payment-in-Kind Securities Risk is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a Fund’s portfolio.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

120	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin. These values as of period end are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

122	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)		Distribution and/or Servicing Fee(2)

Fund Name	All Classes		Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%		N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.75%	(3)	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but was not operational during the period ended December 31, 2025.
(1)

Management fees calculated based on each Fund’s average daily “total managed assets”. Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.
(3)

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay to PIMCO an annual fee, payable monthly, in an amount equal to the lesser of (i) 1.30% of the Fund’s average daily “total managed assets” (as defined below) and (ii) 1.75% of the Fund’s average daily net assets (excluding daily net assets attributable to any preferred shares of the Fund that may be outstanding). “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/ buybacks and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. In addition, for purposes of calculating “total managed assets,” the Fund’s derivative investments will be valued based on their market value. Average daily net asset value includes total assets of the Fund minus accrued liabilities. For

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Notes to Financial Statements (Cont.)

purposes of calculating the Fund’s management fee, the Fund’s “average daily net assets” shall not include daily net assets attributable to any preferred shares of the Fund that may be outstanding.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2025 the Distributor retained $15,504 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including

124	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect

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Notes to Financial Statements (Cont.)

thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including without limitation, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Fund may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund,” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through November 3, 2026, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2026, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees (the “Specified Expenses”) exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, the estimated annualized Specified Expenses for that month are less than the Expense Limit, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee waived or reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not (i) together with the annualized Specified Expenses exceed, for such month, the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the Expense Limitation Agreement plus any recoupment of Specified

126	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

Expenses will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. The total recoverable amounts to PIMCO as of December 31, 2025, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Flexible Emerging Markets Income Fund	$0	$3	$10	$13

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO had contractually agreed from November 4, 2024 through November 3, 2025, to waive 35% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement.

Pursuant to each Fund’s Expense Limitation Agreement and the Management Fee Waiver Agreement, as applicable, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. As of December 31, 2025, the Fund(s) below waived and/or reimbursed the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s),

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Notes to Financial Statements (Cont.)

particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax returns. The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2025 were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Flexible Emerging Markets Income Fund	$1,058	$1,334	$26,476	$22,260

PIMCO Flexible Credit Income Fund	92,771	85,080	1,264,095	452,644

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund

	Six Months Ended 12/31/2025 (Unaudited)		Year Ended 06/30/2025

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	271	$2,469	1,788	$15,277

Issued as reinvestment of distributions

Institutional Class	165	1,520	266	2,273

Cost of shares redeemed

Institutional Class	(135)	(1,200)	(36)	(306)

Net increase (decrease) resulting from Fund share transactions	301	$2,789	2,018	$17,244

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2025 (Unaudited)		Year Ended 06/30/2025

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	64,265	$461,056	85,162	$605,151

Class A-1	14	102	18	120

Class A-2	6,551	47,053	6,421	45,752

Class A-3	30,210	216,652	29,807	211,914

Class A-4	3,520	25,250	4,368	30,924

128	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2025 (Unaudited)		Year Ended 06/30/2025

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	8,838	63,277	13,220	93,953

Class A-1	1	8	0	2

Class A-2	896	6,405	1,154	8,198

Class A-3	4,498	32,192	5,614	39,882

Class A-4	358	2,564	265	1,879

Cost of shares redeemed

Institutional Class	(29,804)	(214,171)	(41,713)	(295,314)

Class A-1	0	0	(1,368)	(9,745)

Class A-2	(1,064)	(7,644)	(2,206)	(15,707)

Class A-3	(6,126)	(43,952)	(10,062)	(71,301)

Class A-4	(677)	(4,863)	(1,171)	(8,268)

Net increase (decrease) resulting from Fund share transactions	81,480	$583,929	89,509	$637,440

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons that owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2025. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	56%

PIMCO Flexible Credit Income Fund	1	0	23%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of it’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may

SEMIANNUAL REPORT	DECEMBER 31, 2025	129

Notes to Financial Statements (Cont.)

result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective(s) and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended December 31, 2025, each Fund engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the period ended December 31, 2025.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
August 7, 2025	5%	133,294	$1,186,315	133,294	2.24%	N/A

November 7, 2025	5	1,511	14,141	1,511	0.03%	N/A

130	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO Flexible Credit Income Fund

The following table summarizes the repurchase offers completed by the Fund for all share classes during the period ended December 31, 2025.

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)
August 7, 2025	5%	14,536,516	$104,081,452	14,536,516	2.78%	N/A

November 7, 2025	5	22,065,005	158,868,032	22,065,005	3.81%	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective(s) and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and its Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of December 31, 2025 of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets†

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	0.0%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.0%

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	4.4%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if

SEMIANNUAL REPORT	DECEMBER 31, 2025	131

Notes to Financial Statements (Cont.)

applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2025, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2025, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$1,939	$1,018

PIMCO Flexible Credit Income Fund	76,071	449,734

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2025, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Flexible Emerging Markets Income Fund	$64,229	$5,574	$(2,203)	$3,371

PIMCO Flexible Credit Income Fund	6,661,648	468,776	(844,937)	(376,161)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

132	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2025

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	DECEMBER 31, 2025	133

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	MEI	Merrill Lynch International
BOA	Bank of America N.A.	MSB	Morgan Stanley Bank, N.A
BOS	BofA Securities, Inc.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	MZF	Mizuho Securities USA LLC
BYR	The Bank of Nova Scotia - Toronto	NGF	Nomura Global Financial Products, Inc.
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.
CDC	Natixis Securities Americas LLC	RCE	Royal Bank of Canada Europe Limited
DBL	Deutsche Bank AG London	RCY	Royal Bank of Canada
DEU	Deutsche Bank Securities, Inc.	RTA	RBC (Barbados) Trading Bank Corp.
DUB	Deutsche Bank AG	RYL	NatWest Markets Plc
FAR	Wells Fargo Bank National Association	SBI	Citigroup Global Markets Ltd.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford
JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC
MBC	HSBC Bank Plc

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
AZN	Azerbaijani Manat	KRW	South Korean Won
BRL	Brazilian Real	KWD	Kuwaiti Dinar
CAD	Canadian Dollar	KZT	Kazakhstani Tenge
CHF	Swiss Franc	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NGN	Nigerian Naira
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PKR	Pakistani Rupee
CZK	Czech Koruna	PLN	Polish Zloty
DOP	Dominican Peso	PYG	Paraguayan Guarani
EGP	Egyptian Pound	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
GHS	Ghanaian Cedi	UGX	Ugandan Shilling
HKD	Hong Kong Dollar	USD (or $)	United States Dollar
HUF	Hungarian Forint	UYU	Uruguayan Peso
IDR	Indonesian Rupiah	UZS	Uzbekistani Sum
ILS	Israeli Shekel	VND	Vietnamese Dong
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

134	PIMCO INTERVAL FUNDS

(Unaudited)

Index/Spread Abbreviations:
BISTREFI	Turkish Lira Overnight Reference Rate	IBR	Indicador Bancario de Referencia
BNMMDTSC	Dreyfus Treasury Securites Cash Management Fund Yield	JMMMUSTF	JP Morgan Money Market US Treasury Fund Index
Bobl	Bundesobligation, the German word for federal government bond	JY0003M	3 Month JPY-LIBOR
BP0003M	3 Month GBP-LIBOR	MSMMUSTF	MSILF Money Market US Treasury Fund Index
BRMMUSDF	BlackRock Money Market US Treasury Fund Index	PRIME	Daily US Prime Rate
CDOR06	6 month CDN Swap Rate	SOFR	Secured Overnight Financing Rate
EUR001M	1 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR003M	3 Month EUR Swap Rate	TSFR1M	Term SOFR 1-Month
EUR006M	6 Month EUR Swap Rate	TSFR3M	Term SOFR 3-Month
FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield	TSFR6M	Term SOFR 6-Month
GSMMUSTI	Goldman Sachs Money Market US Treasury Instrument Index	WIRON	Warsaw Interbank Offered Rate
GSMMUSTF	Goldman Sachs Money Market US Treasury Fund Index

Other Abbreviations:
ABS	Asset-Backed Security	JSC	Joint Stock Company
ALT	Alternate Loan Trust	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BRL-CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CBO	Collateralized Bond Obligation	PRIBOR	Prague Interbank Offered Rate
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
CMBS	Collateralized Mortgage-Backed Security	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
EURIBOR	Euro Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate

SEMIANNUAL REPORT	DECEMBER 31, 2025	135

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2025 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Emerging Markets Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0420	$0.0000	$0.0192	$0.0612

August 2025	$0.0583	$0.0000	$0.0000	$0.0583

September 2025	$0.0560	$0.0000	$0.0000	$0.0560

October 2025	$0.0637	$0.0000	$0.0000	$0.0637

November 2025	$0.0519	$0.0000	$0.0000	$0.0519

December 2025	$0.0590	$0.0000	$0.0000	$0.0590

PIMCO Flexible Credit Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0601	$0.0000	$0.0000	$0.0601

August 2025	$0.0627	$0.0000	$0.0000	$0.0627

September 2025	$0.0568	$0.0000	$0.0000	$0.0568

October 2025	$0.0650	$0.0000	$0.0000	$0.0650

November 2025	$0.0552	$0.0000	$0.0000	$0.0552

December 2025	$0.0630	$0.0000	$0.0000	$0.0630

Class A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0570	$0.0000	$0.0000	$0.0570

August 2025	$0.0595	$0.0000	$0.0000	$0.0595

September 2025	$0.0542	$0.0000	$0.0000	$0.0542

October 2025	$0.0620	$0.0000	$0.0000	$0.0620

November 2025	$0.0524	$0.0000	$0.0000	$0.0524

December 2025	$0.0598	$0.0000	$0.0000	$0.0598

136	PIMCO INTERVAL FUNDS

(Unaudited)

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0570	$0.0000	$0.0000	$0.0570

August 2025	$0.0595	$0.0000	$0.0000	$0.0595

September 2025	$0.0542	$0.0000	$0.0000	$0.0542

October 2025	$0.0620	$0.0000	$0.0000	$0.0620

November 2025	$0.0524	$0.0000	$0.0000	$0.0524

December 2025	$0.0598	$0.0000	$0.0000	$0.0598

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0558	$0.0000	$0.0000	$0.0558

August 2025	$0.0579	$0.0000	$0.0000	$0.0579

September 2025	$0.0528	$0.0000	$0.0000	$0.0528

October 2025	$0.0604	$0.0000	$0.0000	$0.0604

November 2025	$0.0510	$0.0000	$0.0000	$0.0510

December 2025	$0.0582	$0.0000	$0.0000	$0.0582

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2025	$0.0558	$0.0000	$0.0000	$0.0558

August 2025	$0.0579	$0.0000	$0.0000	$0.0579

September 2025	$0.0528	$0.0000	$0.0000	$0.0528

October 2025	$0.0604	$0.0000	$0.0000	$0.0604

November 2025	$0.0510	$0.0000	$0.0000	$0.0510

December 2025	$0.0582	$0.0000	$0.0000	$0.0582

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a funds distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	DECEMBER 31, 2025	137

Changes to Board of Trustees

(Unaudited)

Effective December 31, 2025, Ms. E. Grace Vandecruze retired from her position as Trustee of the Funds.

Effective September 18, 2025, the Board of Trustees appointed each of Ms. Sonya Morris and Mr. Mark Michel as Trustees of PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund.

Effective January 1, 2026, Mr. Alan Rappaport was appointed Chair of the Trustees of the Funds, succeeding Ms. Deborah A. DeCotis, who continues to serve as a Trustee of the Funds.

138	PIMCO INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

PIF4001SAR_123125

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual report to stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable for the most recent fiscal half-year period.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Credit Income Fund

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner President (Principal Executive Officer)

Date: March 5, 2026

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh Treasurer (Principal Financial & Accounting Officer)

Date: March 5, 2026